                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2005-4

                               MARKETING MATERIALS



                               [GRAPHIC OMITTED]




             $475,585,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)



                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer


RBS GREENWICH CAPITAL                                  FRIEDMAN BILLINGS RAMSEY

                              Co-Lead Underwriters

                               CONTACT INFORMATION



RBS GREENWICH CAPITAL

Trading                                         Banking                                   Structuring
-------                                         -------                                   -----------
Name/Email                  Phone               Name/Email             Phone              Name/Email             Phone
Ron Weibye                  (203) 625-6160      Jim Raezer             (203) 625-6030     John D'Elisa           (203) 618-5605
weibyer@gcm.com                                 raezerj@gcm.com                           delisaj@gcm.com

Peter McMullin              (203) 625-6160      Vinu Phillips          (203) 622-5626
peter.mcmullin@gcm.com                          philliv@gcm.com

                                                Michael McKeever       (203) 618-2237
                                                mckeevm@gcm.com





RATING AGENCIES

Standard and Poor's                              Moody's Investor Service
--------------------                             ------------------------
Name/Email                     Phone             Name/Email                        Phone
Victor Bhagat                  (212) 438-1130    Danise Chui                       (212) 553-1022
Victor_bhagat@sandp.com                          Harwai.chui@moodys.com





    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                             DATE PREPARED: AUGUST 8, 2005

             $475,585,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-4

----------- -------------- ------------- ------------------- --------------- ------------------- ----------- ------------------
               PRINCIPAL   WAL (YEARS)      PYMT WINDOW      EXPECTED RATING   ASSUMED FINAL      INTEREST       PRINCIPAL
 CLASS(1,4)   BALANCE ($)  CALL/MAT (5)  (MTHS) CALL/MAT(5)   (MOODY'S/S&P)  DISTRIBUTION DATE      TYPE           TYPE
 ----------   -----------  ----------    ----------------     -------------  -----------------      ----           ----
   AF-1      $58,600,000   1.00 / 1.00      1-22 / 1-22          Aaa/AAA       September 2035    Floating(2) Senior Sequential
   AF-2       $9,510,000   2.00 / 2.00     22-26 / 22-26         Aaa/AAA       September 2035     Fixed(3)   Senior Sequential
   AF-3      $44,000,000   3.00 / 3.00     26-50 / 26-50         Aaa/AAA       September 2035     Fixed(3)   Senior Sequential
   AF-4      $29,800,000   5.00 / 5.00       50-71 / 50-71       Aaa/AAA       September 2035     Fixed(3)   Senior Sequential
   AF-5      $45,740,000   7.55 / 9.33      71-97 / 71-222       Aaa/AAA       September 2035     Fixed(3)   Senior Sequential
   AV-1      $138,000,000  0.75 / 0.75        1-20 / 1-20        Aaa/AAA       September 2035    Floating(2) Senior Sequential
   AV-2      $59,393,000   2.17 / 2.17     20-33 / 20-33         Aaa/AAA       September 2035    Floating(2) Senior Sequential
    M-1      $37,474,000   5.42 / 6.05     41-97 / 41-195        Aa2/AA        September 2035    Floating(2)    Subordinate
    M-2      $26,408,000   5.37 / 5.96     39-97 / 39-180         A2/A         September 2035    Floating(2)    Subordinate
    M-3       $7,545,000   5.35 / 5.92     39-97 / 39-166         A3/A-        September 2035    Floating(2)    Subordinate
    M-4       $7,797,000   5.34 / 5.88     38-97 / 38-161       Baa1/BBB+      September 2035    Floating(2)    Subordinate
    M-5       $6,288,000   5.33 / 5.85     38-97 / 38-155       Baa2/BBB       September 2035    Floating(2)    Subordinate
    M-6       $5,030,000   5.33 / 5.82     38-97 / 38-149       Baa3/BBB-      September 2035    Floating(2)    Subordinate
    B-1       $3,773,000         Not Publicly Offered            Ba1/BB+       September 2035    Floating       Subordinate
    B-2       $5,030,000                                         Ba2/BB        September 2035    Floating       Subordinate
    B-3      $18,611,000                                         NR/BB-        September 2035    Floating       Subordinate
TOTAL:       $502,999,000
----------- -------------- ------------- ------------------- --------------- ------------------- ----------- ------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 and Class AV-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Class AV-1 and Class AV-2 Certificates will double on any Distribution Date after the Optional Termination may be first exercised. The margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates are priced to call. The fixed rate coupon on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.


Depositor:                     Popular ABS, Inc.

Servicer:                      Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of Popular, Inc.

Co-Lead Underwriters:          Greenwich Capital Markets, Inc. ("RBS GREENWICH CAPITAL") and Friedman,  Billings,
                               Ramsey & Co., Inc.

Trustee/Custodian:             JPMorgan Chase Bank, N.A.


                                                                               3
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Offered Certificates:          The Class AF-1,  Class  AF-2,  Class  AF-3,  Class AF-4 and Class AF-5  Certificates
                               (the "CLASS AF  CERTIFICATES")  and the Class AV-1 and Class AV-2  Certificates (the
                               "CLASS  AV  CERTIFICATES")  are  collectively  referred  to  herein  as the  "SENIOR
                               CERTIFICATES"  or "CLASS A  CERTIFICATES".  The Class  M-1,  Class  M-2,  Class M-3,
                               Class  M-4,  Class M-5 and Class  M-6  Certificates  are  collectively  referred  to
                               herein  as  the  "OFFERED   SUBORDINATE   CERTIFICATES".   The  Offered  Subordinate
                               Certificates  and the Class B-1, Class B-2 and Class B-3  Certificates  are together referred to herein as the "SUBORDINATE  CERTIFICATES".  The Senior  Certificates and
                               the Offered  Subordinate  Certificates  are  collectively  referred to herein as the
                               "OFFERED  CERTIFICATES."  The Class B-1, Class B-2 and Class B-3  Certificates  will not be offered publicly.

Federal Tax Status:            It is anticipated that the Offered  Certificates  generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered  Certificates  will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  August 1, 2005.

Expected Pricing Date:         On or about August [10], 2005.

Expected Closing Date:         On or about August 25, 2005.

Expected Settlement Date:      On or about August 25, 2005.

Distribution Date:             The 25th day of each month (or if not a business day, the next  succeeding  business day) commencing in September 2005.

ccrued Interest:               The price to be paid by investors for the Class AF-1, Class AV-1, Class AV-2 and the
                               Subordinate  Certificates  will not include accrued  interest  (settling  flat). The
                               Class AF-2,  Class  AF-3,  Class AF-4 and Class AF-5  Certificates  will settle with accrued interest of 24 days.

Interest Accrual Period:       The interest  accrual  period for each  Distribution  Date with respect to the Class
                               AF-1,  Class AV-1,  Class AV-2 and the Subordinate  Certificates  will be the period beginning  with  the  previous  Distribution  Date  (or,  in the  case of the  first
                               Distribution  Date,  the  Closing  Date)  and  ending  on  the  day  prior  to  such
                               Distribution  Date (on an actual/360  basis).  The interest  accrual period for each
                               Distribution  Date with respect to the Class AF-2,  Class AF-3, Class AF-4 and Class
                               AF-5  Certificates  will be the  calendar  month  preceding  the month in which such
                               Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:             The  Offered  Certificates  are  expected  to be ERISA  eligible,  so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:             The Offered Certificates are not expected to constitute "mortgage related securities"
                               for purposes of SMMEA.

Servicing Fee:                 With respect to each  Distribution  Date,  the Servicer  will be entitled to 1/12 of
                               0.50% of the aggregate principal balance of the Mortgage Loans.



                                                                               4
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Trustee Fee:                   With respect to each  Distribution  Date, the Trustee will be entitled 1/12 of 0.02%
                               of the aggregate principal balance of the Mortgage Loans.

Optional Termination:          The terms of the transaction  allow for a clean-up call of the Mortgage Loans and the retirement of the Offered  Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate  principal  balance of the Mortgage  Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral  prepayment assumptions:

                               FRM  Loans:   100%  PPC  (100%  PPC:  2.00%  -  20.00%  CPR  over  10  months,   20%
                               thereafter)
                               ARM Loans:   100% PPC      (100% PPC: 28.00% CPR)

Mortgage Loans:                As of the Cut-off Date,  the aggregate  principal  balance of the Mortgage Loans was approximately  $503,000,277,  of which: (i) approximately  $187,650,628 consisted of a pool of  fixed-rate  mortgage  loans  (the  "GROUP  I  MORTGAGE  LOANS")  and (ii)
                               approximately  $315,349,649  consisted of a pool of  adjustable-rate  mortgage loans
                               (the  "GROUP  II  MORTGAGE  LOANS").  The  Group I  Mortgage  Loans and the Group II
                               Mortgage Loans are  collectively  referred herein as the "MORTGAGE  LOANS".  See the attached collateral descriptions for additional information on the Mortgage Loans.

                               IT IS ANTICIPATED THAT ON THE CLOSING DATE, THE CHARACTERISTICS OF THE MORTGAGE LOANS
                               AS OF THE CUT-OFF DATE WILL BE SUBSTANTIALLY  SIMILAR TO THE  CHARACTERISTICS  OF THE
                               MORTGAGE  LOANS AS DESCRIBED AND SHOWN HEREIN.  THE  AGGREGATE  PRINCIPAL  BALANCE IS
                               EXPECTED TO BE SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10%.

Pass-Through Rate:             The  "PASS-THROUGH  RATE" on each Class of Offered  Certificates and Class B-1, Class
                               B-2 and Class B-3 Certificates will be equal to the lesser of (i) the related Formula
                               Rate and (ii) the related Net WAC Cap.

Formula Rate:                  The "FORMULA RATE" for the Class AF-1,  Class AV-1, Class AV-2, Class M-1, Class M-2,
                               Class M-3,  Class  M-4,  Class M-5,  Class  M-6,  Class B-1,  Class B-2 and Class B-3
                               Certificates  will be equal to the lesser of (i) One Month  LIBOR plus the margin for such Class and (ii) 14.00%.

                               The "FORMULA RATE" for each of the Class AF-2,  Class AF-3, Class AF-4 and Class AF-5
                               will be equal to a fixed rate.

Adjusted Net Mortgage Rate:    The  "ADJUSTED  NET MORTGAGE  RATE" for each  Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                   The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:

                               a)  with respect to the Class AF-1  Certificates,  the weighted  average Adjusted Net
                                   Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period  for such  Distribution  Date,  calculated  on an  actual/360  basis  (the
                                   "ADJUSTABLE CLASS AF CAP").
                               b)  with  respect  to  the  Class  AF-2,  Class  AF-3,  Class  AF-4  and  Class  AF-5
                                   Certificates,  the weighted  average  Adjusted  Net Mortgage  Rate of the Group I
                                   Mortgage Loans as of the first day of the collection period for such Distribution
                                   Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").


                                                                               5
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                               c)  with respect to the Class AV-1 and Class AV-2 Certificates,  the weighted average
                                   Adjusted Net Mortgage Rate of the Group II Mortgage  Loans as of the first day of the collection  period for such  Distribution  Date,  calculated on an actual/360 basis  (the  "ADJUSTABLE  CLASS AV  CAP").

                               d)  with respect to the  Subordinate  Certificates,  the lesser of (i) the Adjustable
                                   Class AV Cap, or (ii) the weighted  average  Adjusted  Net  Mortgage  Rate of the
                                   Mortgage Loans as of the first day of the collection period for such Distribution
                                   Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:              If on any  Distribution  Date the  Pass-Through  Rate for any Class of the Class AF,
                               Class AV or  Subordinate  Certificates  is limited by the related  Net WAC Cap,  the
                               "NET WAC CAP CARRYOVER  AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of  interest  that would have  accrued on such Class  based on the
                               Formula  Rate over (b) the amount of interest  actually  accrued on such Class based on the  related  Net WAC Cap and (ii) the unpaid  portion of any related Net WAC Cap
                               Carryover  Amount from the prior  Distribution  Date together with accrued  interest thereon at the  related  Formula  Rate.  Any Net WAC Cap  Carryover  Amount  will be paid on such Distribution Date or future  Distribution  Dates to the extent of funds available.

Credit Enhancement:            Consists of the following:
                                    1) Excess Cashflow;
                                    2) Overcollateralization Amount; and
                                    3) Subordination.


Excess Cashflow:               The  "EXCESS  CASHFLOW"  for any  Distribution  Date will be equal to the  available funds remaining after priorities 1) and 2) under "Priority of Distributions."


Overcollateralization
Amount:                        The  "OVERCOLLATERALIZATION  AMOUNT"  (or  "O/C") is equal to the  excess of (i) the
                               aggregate   principal  balance  of  the  Mortgage  Loans  over  (ii)  the  aggregate principal  balance of the  Offered  Certificates  and the Class  B-1,  Class B-2 and
                               Class B-3  Certificates.  On the  Closing  Date,  the  Overcollateralization  Amount
                               will be equal to  approximately  zero. On each  Distribution  Date,  Excess Cashflow will be used to  build  O/C  until  the  Targeted  Overcollateralization  Amount  is reached.



                                                                               6
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Targeted
Overcollateralization
 Amount:

                               Prior to the Stepdown Date, the "TARGETED  OVERCOLLATERALIZATION  AMOUNT" is equal to the sum of (a) approximately 2.00% of the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                               On or after the  Stepdown  Date,  the  Targeted  Overcollateralization  Amount is the
                               lesser of (a) the amount described in the preceding  paragraph and (b) the greater of
                               (i) the excess of (x) approximately  14.90% of the aggregate principal balance of the
                               Mortgage  Loans for the  related  Distribution  Date  over (y) the  excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as
                               of the  Closing  Date over (II) the  aggregate  of  distributions  made in respect of principal  to the  Class  B-1,  Class B-2 and  Class  B-3  Certificates  on all prior
                               Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  However,  if a Trigger Event has occurred on the related Distribution Date, the Targeted  Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date
                               (after  taking into account the  distribution  of principal  made with respect to the
                               Class B-1, Class B-2 and Class B-3 Certificates  pursuant to clauses 5), 6) and 7) of
                               "Priority of Distributions" on the prior Distribution Date).

Stepdown Date:                 The earlier to occur of

                               (i) the  Distribution  Date on which the aggregate  principal  balance of the Class A
                               Certificates has been reduced to zero; and

                               (ii) the later to occur of
                                    (x) the Distribution  Date occurring in September 2008 and
                                    (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 50.90%.

Aggregate Class B
Early Distribution
Amount:                        As of any Distribution  Date, the aggregate sum of all amounts paid to the Class B-1,
                               Class B-2 and Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".


Senior Enhancement
Percentage:                    The "SENIOR  ENHANCEMENT  PERCENTAGE" for a Distribution Date is equal to (i) the sum of (a) the aggregate  principal  balance of the Subordinate  Certificates and (b) the
                               Overcollateralization  Amount divided by (ii) the aggregate  principal balance of the
                               Mortgage Loans.




                                                                               7
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Expected Credit
Support Percentages:
                                --------------------------------------------- ---------------------------------------------
                                           INITIAL CREDIT SUPPORT                       EXPECTED CREDIT SUPPORT
                                              ON CLOSING DATE                          ON OR AFTER STEPDOWN DATE
                                --------------------------------------------- ---------------------------------------------
                                          CLASS                 PERCENT                 CLASS                 PERCENT
                                         Class A                 23.45%                Class A                 50.90%
                                        Class M-1                16.00%               Class M-1                36.00%
                                        Class M-2                10.75%               Class M-2                25.50%
                                        Class M-3                9.25%                Class M-3                22.50%
                                        Class M-4                7.70%                Class M-4                19.40%
                                        Class M-5                6.45%                Class M-5                16.90%
                                        Class M-6                5.45%                Class M-6                14.90%
                                        Class B-1                4.70%                Class B-1                13.40%
                                        Class B-2                3.70%                Class B-2                11.40%
                                        Class B-3                0.00%                Class B-3                4.00%

                                --------------------------- ----------------- --------------------------- -----------------

Trigger Event:                 A "TRIGGER  EVENT" is in effect on any  Distribution  Date on or after the  Stepdown
                               Date,  if either  (i) the six  month  rolling  average  60+  delinquency  percentage equals or exceeds  [31.40]% of the current  Senior  Enhancement  Percentage  or (ii)
                               cumulative  realized  losses as a percentage of the aggregate  principal  balance of the  Mortgage  Loans as of the Cut-off  Date for the related  Distribution  Date are greater than:

                      --------------------------------------- ----------------------------------------------------------------
                          DISTRIBUTION DATE OCCURRING IN                                PERCENTAGE
                      --------------------------------------- ----------------------------------------------------------------
                            September 2007-August 2008        [1.50]% for the first month plus an additional  1/12th
                                                              of  [1.75]%  for each month  thereafter  (or 1/12th of
                                                              [2.00]%  if the  class  certificate  balances  for the
                                                              Class B-1, Class B-2 and Class B-3  Certificates  have
                                                              been reduced to zero and no part of that reduction was
                                                              due to the  application  of Realized  Losses) for each
                                                              month thereafter

                      --------------------------------------- ----------------------------------------------------------------
                            September 2008-August 2009        [3.25]% (or [3.50]% if the class certificate balances for the
                                                              Class B-1, Class B-2 and Class B-3 Certificates have been
                                                              reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.75]% (or 1/12th of [2.00]% if the
                                                              class certificate balances for the Class B-1, Class B-2 and
                                                              Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                              Losses) for each month thereafter
                      --------------------------------------- ----------------------------------------------------------------
                            September 2009-August 2010        [5.00]% (or [5.50]% if the class certificate balances for the
                                                              Class B-1, Class B-2 and Class B-3 Certificates have been
                                                              reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [1.75]% if the
                                                              class certificate balances for the Class B-1, Class B-2 and
                                                              Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                              Losses) for each month thereafter
                      --------------------------------------- ----------------------------------------------------------------
                            September 2010-August 2011        [6.50]% (or [7.25]% if the class certificate balances for the
                                                              Class B-1, Class B-2 and Class B-3 Certificates have been
                                                              reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.00]% (or 1/12th of [1.00]% if the
                                                              class certificate balances for the Class B-1, Class B-2 and
                                                              Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                              Losses) for each month thereafter
                      --------------------------------------- ----------------------------------------------------------------
                          September 2011 and thereafter       [7.50]% (or [8.25]% if the class certificate  balances
                                                              for  the   Class   B-1,   Class   B-2  and  Class  B-3
                                                              Certificates  have been reduced to zero and no part of
                                                              that reduction was due to the  application of Realized
                                                              Losses).
                      --------------------------------------- ----------------------------------------------------------------




                                                                               8
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Realized Losses:               If a  Mortgage  Loan  becomes  a  liquidated  loan,  the  net  liquidation  proceeds relating  thereto  may be less than the  principal  balance of such  Mortgage  Loan.
                               The  amount of such  insufficiency  is a  "REALIZED  LOSS."  Realized  Losses on the
                               Mortgage  Loans  will,  in effect,  be  absorbed  first by the Excess  Cashflow  and
                               second  by  the  reduction  of  the  Overcollateralization   Amount.  Following  the
                               reduction  of the  Overcollateralization  Amount  to zero,  all  allocable  Realized
                               Losses  will be  applied  in  reverse  sequential  order,  first  to the  Class  B-3
                               Certificates,   then  to  the  Class  B-2  Certificates,   then  to  the  Class  B-1
                               Certificates,   then  to  the  Class  M-6  Certificates,   then  to  the  Class  M-5
                               Certificates,   then  to  the  Class  M-4  Certificates,   then  to  the  Class  M-3
                               Certificates,  then  to the  Class  M-2  Certificates  and  then  to the  Class  M-1
                               Certificates.  Realized  Losses  will  not  be  allocated  to any  of  the  Class  A
                               Certificates.
Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed as follows:

                               1)  Interest  funds,  as  follows:  first,  trustee  fees,  servicing  fees,  certain indemnities and other reimbursable  amounts from the related loan group,  second, monthly and unpaid interest to the Senior  Certificates pro rata,  generally from interest  collected from the related loan group,  third,  monthly interest to the
                                   Class M-1 Certificates,  fourth,  monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to
                                   the  Class  M-4  Certificates,   seventh,  monthly  interest  to  the  Class  M-5
                                   Certificates,  eighth,  monthly  interest to the Class M-6  Certificates,  ninth, monthly interest to the Class B-1  Certificates,  tenth,  monthly interest to the
                                   Class  B-2  Certificates,  and  eleventh,  monthly  interest  to  the  Class  B-3
                                   Certificates.

                               2)  Principal  funds,  as follows:  monthly  principal to the Senior  Certificates as described under "Principal  Paydown",  based on the principal  collected from the related  loan  group,  as  described  under  "Principal  Paydown",  then  monthly principal to the Class M-1 Certificates as described under  "Principal  Paydown", then  monthly  principal  to  the  Class  M-2  Certificates  as  described  under
                                   "Principal  Paydown",  then monthly  principal to the Class M-3  Certificates  as described  under  "Principal  Paydown",  then monthly  principal to the Class M-4
                                   Certificates as described under "Principal  Paydown",  then monthly  principal to the Class M-5 Certificates as described under "Principal  Paydown",  then monthly principal to the Class M-6 Certificates as described under  "Principal  Paydown", then  monthly  principal  to  the  Class  B-1  Certificates  as  described  under
                                   "Principal  Paydown",  then monthly  principal to the Class B-2  Certificates  as described under "Principal Paydown",  and lastly,  monthly principal to the Class
                                   B-3 Certificates as described under "Principal Paydown."

                               3)  Excess Cashflow as follows in the following order:

                                   a) any remaining unpaid interest to the Senior Certificates pro rata.

                                   b) as principal to the Offered  Certificates,  Class B-1, Class B-2 and Class B-3
                                      Certificates to build or maintain O/C as described under "Principal Paydown".

                                   c) any previously unpaid interest to the Class M-1 Certificates.

                                   d) any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                   e) any previously unpaid interest to the Class M-2 Certificates.

                                   f) any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                   g) any previously unpaid interest to the Class M-3 Certificates.




                                                                               9
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                                   h) any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                   i) any previously unpaid interest to the Class M-4 Certificates.

                                   j) any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                   k) any previously unpaid interest to the Class M-5 Certificates.

                                   l) any unpaid applied Realized Loss amount to the Class M-5 Certificates.

                                   m) any previously unpaid interest to the Class M-6 Certificates.

                                   n) any unpaid applied Realized Loss amount to the Class M-6 Certificates.

                                   o) any previously unpaid interest to the Class B-1 Certificates.

                                   p) any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                   q) any previously unpaid interest to the Class B-2 Certificates.

                                   r) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                   s) any previously unpaid interest to the Class B-3 Certificates.

                                   t) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                               4)  Any  remaining  Excess  Cashflow to pay any unpaid Net WAC Cap  Carryover  Amount payable to the Class AF, Class AV and Subordinate Certificates, pro rata based on such unpaid  amounts  (after taking into account  payments from the related Yield
                                   Maintenance Agreement, if any).

                               5)  Any remaining  Excess  Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                               6)  Any remaining  Excess  Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                               7)  Any remaining  Excess  Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                               8)  Any remaining  Excess  Cashflow to the non-offered  certificates  (other than the
                                   Class B-1,  Class B-2 and Class B-3  Certificates)  as  described  in the pooling agreement.


Principal Paydown:

                               1)  Prior to the Stepdown  Date or if a Trigger  Event is in effect,  principal in an amount  equal to the Senior  Principal  Distribution  Amount  will be paid to the
                                   Senior Certificates as follows:

                                   a) To the Class AF  Certificates  sequentially  an  amount  equal to the Class AF
                                      Principal Distribution Amount.

                                   b) To the Class AV  Certificates  sequentially  an  amount  equal to the Class AV
                                      Principal Distribution Amount.

                                   c) After the Senior  Certificates  have been retired,  principal  will be applied
                                      sequentially   in  the  following   order  of  priority:   i)  the  Class  M-1
                                      Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates,
                                      iv) the Class M-4 Certificates,  v) the Class M-5 Certificates,  vi) the Class
                                      M-6  Certificates,  vii) the  Class  B-1  Certificates,  viii)  the  Class B-2
                                      Certificates, and then ix) the Class B-3 Certificates.




                                                                              10
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                2) On or after the Stepdown  Date and if a Trigger  Event is not in effect,  all the
                                   Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority:

                                   a) To the  Class AF  Certificates  sequentially  an  amount  equal  to the  Class
                                      AF Principal Distribution Amount.

                                   b) To the Class AV  Certificates  sequentially  an  amount  equal to the Class AV
                                      Principal Distribution Amount.

                                   c) First, to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 36.00% credit enhancement,  second to the Class M-2 Certificates such  that  the  Class  M-2  Certificates  will  have at least  25.50%  credit enhancement,  third to the  Class  M-3  Certificates  such  that the Class M-3
                                      Certificates will have at least 22.50% credit enhancement, fourth to the Class
                                      M-4  Certificates  such  that the Class  M-4  Certificates  will have at least
                                      19.40% credit  enhancement,  fifth to the Class M-5 Certificates such that the
                                      Class M-5 Certificates will have at least 16.90% credit  enhancement,  seventh to the Class M-6 Certificates  such that the Class M-6 Certificates  will have at least 14.90% credit enhancement, seventh to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 13.40% credit  enhancement, eighth to the Class B-2 Certificates such that the Class B-2 Certificates will have  at  least  11.40%  credit  enhancement,  and  ninth  to  the  Class  B-3
                                      Certificates  such that the Class B-3  Certificates  will have at least  4.00%
                                      credit  enhancement  (subject,  in  each  case,  to any  overcollateralization floors).

Class AF Parity Amount:               With respect  to any  Distribution  Date,  the  greater  of (i) zero and (ii) the excess,  if any, of (x) the  aggregate  certificate  principal  balance of the
                                      Class AF Certificates immediately prior to that Distribution Date over (y) the aggregate  principal  balance of the Group I Mortgage Loans as of the last day of the related due period.

Class AF Principal Distribution
Amount:                                 With respect to any Distribution Date, the lesser of (A) the greatest of
                                        (1) the product of (x) the Senior Principal Distribution Amount for that
                                        Distribution Date and (y) a fraction, the numerator of which is the principal remittance amount from the Group I Mortgage Loans and the denominator of which is the principal remittance amount from all the
                                        Mortgage Loans, (2) the Class AF Parity Amount and (3) the excess of (i)
                                        the Senior Principal Distribution Amount for that Distribution Date over
                                        (ii) the aggregate of the certificate principal balances of the Class AV
                                        Certificates immediately prior to that Distribution Date and (B) the aggregate certificate principal balance of the Class AF Certificates immediately prior to that Distribution Date.


                                                                             11
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Class AV Principal Distribution
Amount:                                 With respect to any Distribution Date is equal to the excess, if any, of
                                        Senior Principal Distribution Amount over the Class AF Principal
                                        Distribution Amount.

Senior Principal Distribution
Amount:                                 With respect to (a) any Distribution Date prior to the Stepdown Date or if a Trigger Event is in effect, the lesser of (1) 100% of the principal distribution amount, and (2) the aggregate certificate principal balance of the Senior Certificates immediately prior to that Distribution Date, and (b) any Distribution Date after the Stepdown Date and a Trigger Event is not in effect, the lesser of (1) the principal distribution amount and
                                        (2) the excess, if any, of (x) the aggregate certificate principal balance of the Senior Certificates immediately prior to that Distribution
                                        Date over (y) the lesser of (A) 50.90% of the aggregate balance of the
                                        Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



                                                                              12
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Class AF-1 Yield
Maintenance Agreement:         On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AF-1
                               Certificates (the "CLASS AF-1 YIELD MAINTENANCE AGREEMENT"). The notional balance of the Class AF-1 Yield Maintenance Agreement on each Distribution Date will be equal to the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and
                               (y) the related notional amount for such Distribution Date.  The Class AF-1 Yield
                               Maintenance Agreement will terminate after the Distribution Date in July 2007. Any payments received from the Class AF-1 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

                                           --------------------------------------------
                                             CLASS AF-1 YIELD MAINTENANCE AGREEMENT
                                                            SCHEDULE
                                           ------------- ---------------- -------------
                                              PERIOD      NOTIONAL ($)     STRIKE (%)
                                           ------------- ---------------- -------------
                                                1          58,600,000       6.61954
                                                2          57,667,082       6.84006
                                                3          56,403,815       6.61928
                                                4          54,809,738       6.83978
                                                5          52,886,040       6.61901
                                                6          50,635,596       6.61887
                                                7          48,064,961       7.32788
                                                8          45,182,446       6.61860
                                                9          41,998,255       6.83907
                                                10         38,644,423       6.61843
                                                11         35,349,673       6.83902
                                                12         32,115,684       6.61838
                                                13         28,941,296       6.61835
                                                14         25,825,370       6.83894
                                                15         22,766,789       6.61830
                                                16         19,764,456       6.83888
                                                17         16,817,296       6.61824
                                                18         13,924,252       6.61822
                                                19         11,084,287       7.32728
                                                20          8,296,385       6.61816
                                                21          5,559,545       6.83874
                                                22          2,872,787       6.61810
                                                23           235,150        6.83868
                                           ------------- ---------------- -------------



                                                                              13
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Class AV Yield
Maintenance Agreement:         On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1 and
                               Class AV-2 Certificates (the "CLASS AV YIELD MAINTENANCE AGREEMENT"). The notional balance of the Class AV Yield Maintenance Agreement on each Distribution Date will be equal to the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds [4.05]% if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution
                               Date.  The Class AV Yield Maintenance Agreement will terminate after the
                               Distribution Date in May 2008. Any payments received from the Class AV Yield
                               Maintenance Agreement will be deposited in the Reserve Fund and distributed on a pro-rata basis (based on class certificate balance) to the Class AV-1 and Class
                               AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.


                       ------------------------------------------------------------------------------------
                                          CLASS AV YIELD MAINTENANCE AGREEMENT SCHEDULE
                       ------------------------------------------------------------------------------------
                          PERIOD         NOTIONAL ($)                  PERIOD           NOTIONAL ($)
                        ------------ ---------------------- --- --------------------- ---------------------
                             1            197,393,000                    22              49,473,277
                             2            187,850,314                    23              44,627,786
                             3            178,558,392                    24              17,339,455
                             4            169,579,976                    25              9,853,546
                             5            160,840,512                    26              8,620,142
                             6            152,394,207                    27              7,420,943
                             7            144,202,017                    28              6,255,013
                             8            136,179,894                    29              5,121,439
                             9            128,472,287                    30              4,020,285
                            10            120,967,438                    31              2,949,742
                            11            113,692,629                    32              1,908,974
                            12            106,599,084                    33               897,163
                            13            99,738,299
                            14            93,510,568
                            15            87,454,018
                            16            81,563,963
                            17            75,835,845
                            18            70,265,229
                            19            64,847,802
                            20            59,579,370
                            21            54,455,851
                        ------------ ---------------------- --- --------------------- ----------------- -----





                                                                              14
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Subordinate Yield
Maintenance Agreement:         On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Subordinate
                               Certificates (the "SUBORDINATE YIELD MAINTENANCE AGREEMENT"). The notional balance of the Subordinate Yield Maintenance Agreement on each Distribution Date will be equal to the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and
                               (y) the related notional amount for such Distribution Date.  The Subordinate Yield
                               Maintenance Agreement will terminate after the Distribution Date in October 2013.
                               Any payments received from the Subordinate Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed pro-rata (based on class certificate balance) to the Subordinate Certificates to pay any related unpaid Net WAC Cap
                               Carryover Amounts.


     ------------------------------------------------------------------------------------------------------------------------------
                                     SUBORDINATE CERTIFICATES YIELD MAINTENANCE AGREEMENT SCHEDULE
     ------------ --------------- -------------- ---------- -------------- -------------- --------- --------------- ---------------
       PERIOD      NOTIONAL ($)    STRIKE (%)     PERIOD    NOTIONAL ($)    STRIKE (%)     PERIOD    NOTIONAL ($)     STRIKE (%)
     ------------ --------------- -------------- ---------- -------------- -------------- --------- --------------- ---------------
          1        117,956,000       6.35331        34       117,956,000      8.00215        67       50,902,599       10.37554
          2        117,956,000       6.56504        35       117,956,000      8.79027        68       49,650,637       9.36014
          3        117,956,000       6.35321        36       117,956,000      8.65831        69       48,428,406       9.66047
          4        117,956,000       6.56494        37       117,956,000      8.65282        70       47,235,185       9.33794
          5        117,956,000       6.35312        38       117,039,696      8.93347        71       46,070,274       9.66416
          6        117,956,000       6.35308        39       112,817,647      8.63777        72       44,933,130       9.35406
          7        117,956,000       7.03371        40       108,503,668      8.92165        73       43,823,002       9.34704
          8        117,956,000       6.35298        41       103,779,011      8.98732        74       42,739,190       9.64680
          9        117,956,000       6.56470        42       99,173,596       9.08469        75       41,681,033       9.32420
         10        117,956,000       6.35289        43       94,679,028      10.04857        76       40,647,911       9.62362
         11        117,956,000       6.56460        44       90,292,594       9.06691        77       39,639,222       9.32128
         12        117,956,000       6.35279        45       87,615,066       9.35961        78       38,654,460       9.31915
         13        117,956,000       6.35274        46       85,488,412       9.05199        79       37,692,998       9.95120
         14        117,956,000       6.56445        47       83,412,863       9.57381        80       36,754,244       9.29772
         15        117,956,000       6.35264        48       81,388,506       9.28874        81       35,837,642       9.59581
         16        117,956,000       6.56434        49       79,412,681       9.27921        82       34,942,659       9.27484
         17        117,956,000       6.35254        50       77,484,204       9.57801        83       34,068,777       9.57220
         18        117,956,000       6.35249        51       75,601,911       9.25888        84       33,215,486       9.25202
         19        117,956,000       7.03305        52       73,764,670       9.56057        85       32,382,293       9.24064
         20        117,956,000       6.35238        53       71,971,403       9.31066        86       31,568,715       9.53692
         21        117,956,000       6.56407        54       70,221,389       9.32379        87       30,774,281       9.21794
         22        117,956,000       6.35228        55       68,513,184      10.31183        88       29,998,532       9.51350
         23        117,956,000       7.64110        56       66,845,771       9.30341        89       29,241,020       9.19530
         24        117,956,000       7.64365        57       65,218,151       9.60267        90       28,501,308       9.18401
         25        117,956,000       7.64001        58       63,629,353       9.28364        91       27,778,969       10.15554
         26        117,956,000       7.89092        59       62,078,409       9.67425        92       27,073,589       9.16150
         27        117,956,000       7.63273        60       60,565,016       9.38792        93       26,384,760       9.45528
         28        117,956,000       7.88338        61       59,083,242       9.38772        94       25,712,088       9.13906
         29        117,956,000       7.93079        62       57,636,264       9.68913        95       25,055,186       9.43213
         30        117,956,000       8.01107        63       56,223,764       9.36544        96       24,413,678       9.11671
         31        117,956,000       8.55821        64       54,844,903       9.66653        97       23,787,197       9.10556
         32        117,956,000       8.00107        65       53,498,865       9.37611        98       23,175,383       9.39759
         33        117,956,000       8.26260        66       52,185,068       9.37823
     ------------ --------------- -------------- ---------- -------------- -------------- --------- --------------- ---------------



                                                                              15
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY



    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the
  securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
                Agent for the Issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.
           An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.







                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




                                                                              16
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                             CLASS AF-1 NET WAC CAP
                    ----------------------------------------
                        PERIOD     CLASS AF-1   CLASS AF-1
                                                 EFFECTIVE
                                    NET WAC       NET WAC
                                   CAP(1)(3)   CAP(1)(2)(3)
                    ----------------------------------------
                         1           6.62         10.50
                         2           6.84         10.50
                         3           6.62         10.50
                         4           6.84         10.50
                         5           6.62         10.50
                         6           6.62         10.50
                         7           7.33         10.50
                         8           6.62         10.50
                         9           6.84         10.50
                         10          6.62         10.50
                         11          6.84         10.50
                         12          6.62         10.50
                         13          6.62         10.50
                         14          6.84         10.50
                         15          6.62         10.50
                         16          6.84         10.50
                         17          6.62         10.50
                         18          6.62         10.50
                         19          7.33         10.50
                         20          6.62         10.50
                         21          6.84         10.50
                         22          6.62         10.50
                         23          6.84         10.50
                    ----------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.



                                                                              17
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                              CLASS AV NET WAC CAP
                    ----------------------------------------
                       PERIOD      CLASS AV     CLASS AV
                                                EFFECTIVE
                                   NET WAC       NET WAC
                                  CAP(1)(3)   CAP(1)(2)(3)
                    ----------------------------------------
                         1           6.35         14.00
                         2           6.57         14.00
                         3           6.35         14.00
                         4           6.56         14.00
                         5           6.35         14.00
                         6           6.35         14.00
                         7           7.03         14.00
                         8           6.35         14.00
                         9           6.56         14.00
                         10          6.35         14.00
                         11          6.56         14.00
                         12          6.35         14.00
                         13          6.35         14.00
                         14          6.56         14.00
                         15          6.35         14.00
                         16          6.56         14.00
                         17          6.35         14.00
                         18          6.35         14.00
                         19          7.03         14.00
                         20          6.35         14.00
                         21          6.56         14.00
                         22          6.35         14.00
                         23          8.26         14.00
                         24          8.44         14.00
                         25          8.44         12.37
                         26          8.72         12.61
                         27          8.44         12.27
                         28          8.72         12.48
                         29          8.99         12.65
                         30          9.14         12.68
                         31          9.77         13.11
                         32          9.14         12.13
                         33          9.45         11.70
                    ----------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.





                                                                              18
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.




                      SUBORDINATE CERTIFICATES NET WAC CAP

---------------------------------------------------------------------------------------------------------------------------
                           SUBORDINATE                              SUBORDINATE                             SUBORDINATE
             SUBORDINATE    EFFECTIVE                 SUBORDINATE    EFFECTIVE               SUBORDINATE   EFFECTIVE NET
               NET WAC       NET WAC                    NET WAC       NET WAC                  NET WAC          WAC
   PERIOD     CAP(1)(3)   CAP(1)(2)(3)     PERIOD      CAP(1)(3)    CAP(1)(2)(3)   PERIOD     CAP(1)(3)     CAP(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1           6.35         10.50          34           8.00         10.50         67         10.38          10.50
     2           6.57         10.50          35           8.79         10.50         68          9.36          10.50
     3           6.35         10.50          36           8.66         10.50         69          9.66          10.50
     4           6.56         10.50          37           8.65         10.50         70          9.34          10.50
     5           6.35         10.50          38           8.93         10.50         71          9.66          10.50
     6           6.35         10.50          39           8.64         10.50         72          9.35          10.50
     7           7.03         10.50          40           8.92         10.50         73          9.35          10.50
     8           6.35         10.50          41           8.99         10.50         74          9.65          10.50
     9           6.56         10.50          42           9.08         10.50         75          9.32          10.50
     10          6.35         10.50          43          10.05         10.50         76          9.62          10.50
     11          6.56         10.50          44           9.07         10.50         77          9.32          10.50
     12          6.35         10.50          45           9.36         10.50         78          9.32          10.50
     13          6.35         10.50          46           9.05         10.50         79          9.95          10.50
     14          6.56         10.50          47           9.57         10.50         80          9.30          10.50
     15          6.35         10.50          48           9.29         10.50         81          9.60          10.50
     16          6.56         10.50          49           9.28         10.50         82          9.27          10.50
     17          6.35         10.50          50           9.58         10.50         83          9.57          10.50
     18          6.35         10.50          51           9.26         10.50         84          9.25          10.50
     19          7.03         10.50          52           9.56         10.50         85          9.24          10.50
     20          6.35         10.50          53           9.31         10.50         86          9.54          10.50
     21          6.56         10.50          54           9.32         10.50         87          9.22          10.50
     22          6.35         10.50          55          10.31         10.50         88          9.51          10.50
     23          7.64         10.50          56           9.30         10.50         89          9.20          10.50
     24          7.64         10.50          57           9.60         10.50         90          9.18          10.50
     25          7.64         10.50          58           9.28         10.50         91         10.16          10.50
     26          7.89         10.50          59           9.67         10.50         92          9.16          10.50
     27          7.63         10.50          60           9.39         10.50         93          9.46          10.50
     28          7.88         10.50          61           9.39         10.50         94          9.14          10.50
     29          7.93         10.50          62           9.69         10.50         95          9.43          10.50
     30          8.01         10.50          63           9.37         10.50         96          9.12          10.50
     31          8.56         10.50          64           9.67         10.50         97          9.11          10.50
     32          8.00         10.50          65           9.38         10.50         98          9.40          10.50
     33          8.26         10.50          66           9.38         10.50
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.




                                                                              19
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.




                              EXCESS SPREAD (1)(2)

------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
                               FWD 6                                             FWD 1     FWD 6
              FWD 1 MONTH      MONTH       STATIC      FORWARD                   MONTH     MONTH         STATIC      FORWARD
   PERIOD       LIBOR %       LIBOR %    LIBOR (%)    LIBOR (%)     PERIOD      LIBOR %     LIBOR %    LIBOR (%)    LIBOR (%)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
     1          3.55000       3.96000       2.22        2.22          50        4.62800     4.68500       4.10        4.04
     2          3.71900       4.08500       2.32        2.19          51        4.63300     4.68900       4.04        3.97
     3          3.89500       4.18800       2.22        1.96          52        4.63700     4.69300       4.08        4.02
     4          4.05300       4.26300       2.31        1.94          53        4.64100     4.69700       4.02        3.96
     5          4.13400       4.31400       2.20        1.79          54        4.64500     4.70100       4.01        3.95
     6          4.21300       4.35600       2.20        1.73          55        4.64900     4.70400       4.16        4.13
     7          4.28500       4.38600       2.48        1.99          56        4.65300     4.70800       4.00        3.93
     8          4.32800       4.40800       2.18        1.65          57        4.65600     4.71200       4.04        3.98
     9          4.33700       4.42600       2.27        1.74          58        4.66000     4.71600       3.98        3.91
     10         4.35300       4.44400       2.16        1.63          59        4.66400     4.72100       4.10        4.04
     11         4.38100       4.46100       2.25        1.70          60        4.66700     4.72500       4.08        4.01
     12         4.39400       4.47600       2.14        1.60          61        4.67100     4.73000       4.08        4.01
     13         4.41100       4.49200       2.13        1.59          62        4.67600     4.73500       4.13        4.06
     14         4.43500       4.50600       2.21        1.66          63        4.68100     4.74100       4.06        3.98
     15         4.44100       4.51700       2.12        1.56          64        4.68600     4.74600       4.11        4.04
     16         4.45200       4.52800       2.20        1.64          65        4.69100     4.75100       4.06        4.00
     17         4.47200       4.53600       2.11        1.54          66        4.69600     4.75600       4.06        4.00
     18         4.48500       4.52600       2.10        1.53          67        4.70100     4.76200       4.20        4.19
     19         4.49300       4.49700       2.34        1.78          68        4.70600     4.76700       4.04        3.98
     20         4.50000       4.49100       2.08        1.52          69        4.71200     4.77300       4.08        4.03
     21         4.50900       4.48600       2.16        1.60          70        4.71700     4.77800       4.02        3.95
     22         4.49700       4.48400       2.07        1.53          71        4.72200     4.78400       4.06        4.02
     23         4.41300       4.48700       3.10        2.57          72        4.72800     4.79000       4.00        3.95
     24         4.32000       4.50700       3.29        2.80          73        4.73300     4.79600       4.00        3.94
     25         4.45400       4.54500       3.30        2.73          74        4.73900     4.80200       4.04        4.00
     26         4.47500       4.56300       3.38        2.82          75        4.74500     4.80800       3.98        3.92
     27         4.49500       4.57900       3.31        2.72          76        4.75100     4.81500       4.03        3.98
     28         4.51400       4.59300       3.39        2.81          77        4.75700     4.82100       3.97        3.91
     29         4.53100       4.60400       3.48        3.03          78        4.76300     4.82800       3.96        3.91
     30         4.54600       4.61300       3.53        3.12          79        4.76900     4.83400       4.06        4.03
     31         4.55900       4.61900       3.68        3.30          80        4.77600     4.84100       3.95        3.89
     32         4.56900       4.62200       3.55        3.13          81        4.78200     4.84800       4.00        3.94
     33         4.57600       4.62300       3.63        3.23          82        4.78900     4.85500       3.94        3.87
     34         4.58100       4.62300       3.59        3.16          83        4.79600     4.86200       3.98        3.94
     35         4.58200       4.62300       3.90        3.52          84        4.80300     4.86900       3.93        3.86
     36         4.58000       4.62200       3.94        3.54          85        4.81000     4.87500       3.92        3.85
     37         4.57700       4.62200       3.97        3.56          86        4.81600     4.88200       3.96        3.91
     38         4.57600       4.62300       4.10        3.72          87        4.82300     4.88800       3.91        3.83
     39         4.57600       4.62500       4.08        3.69          88        4.82900     4.89500       3.95        3.89
     40         4.57700       4.62700       4.17        3.81          89        4.83500     4.90100       3.89        3.82
     41         4.57800       4.63100       4.17        3.85          90        4.84200     4.90800       3.89        3.82
     42         4.58000       4.63600       4.16        3.91          91        4.84800     4.91400       4.04        4.01
     43         4.58300       4.64200       4.31        4.16          92        4.85400     4.92000       3.87        3.80
     44         4.58700       4.64900       4.12        3.99          93        4.86100     4.92700       3.92        3.85
     45         4.59200       4.65600       4.15        4.07          94        4.86700     4.93300       3.86        3.78
     46         4.59900       4.66300       4.09        4.00          95        4.87300     4.93900       3.91        3.84
     47         4.60700       4.67000       4.13        4.08          96        4.87900     4.94600       3.85        3.77
     48         4.61600       4.67500       4.07        4.01          97        4.88500     4.95200       3.84        3.76
     49         4.62400       4.68000       4.06        3.99
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------

(1)   Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.



                                                                              20
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.




                                BREAKEVEN LOSSES

----------------- ------------------ ------------------- ------------------
CLASS                    M-1                M-2                 M-3
RATING (S/M/F)         Aa2/AA               A2/A               A3/A-

LOSS SEVERITY            30%                30%                 30%
DEFAULT               42.19 CDR          26.18 CDR           22.66 CDR
COLLATERAL LOSS        19.89%              15.62%             14.37%

LOSS SEVERITY            40%                40%                 40%
DEFAULT               26.42 CDR          17.73 CDR           15.62 CDR
COLLATERAL LOSS        20.93%              16.44%             15.11%

LOSS SEVERITY            50%                50%                 50%
DEFAULT               19.20 CDR          13.39 CDR           11.91 CDR
COLLATERAL LOSS        21.63%              16.97%             15.59%
----------------- ------------------ ------------------- ------------------


----------------- ------------------ ------------------- ------------------
CLASS                    M-4                M-5                 M-6
RATING (S/M/F)        Baa1/BBB+           Baa2/BBB           Baa3/BBB-

LOSS SEVERITY            30%                30%                 30%
DEFAULT               19.31 CDR          16.82 CDR           14.96 CDR
COLLATERAL LOSS        13.02%              11.91%             11.00%

LOSS SEVERITY            40%                40%                 40%
DEFAULT               13.53 CDR          11.93 CDR           10.71 CDR
COLLATERAL LOSS        13.68%              12.49%             11.53%

LOSS SEVERITY            50%                50%                 50%
DEFAULT               10.41 CDR           9.24 CDR           8.34 CDR
COLLATERAL LOSS        14.10%              12.86%             11.86%
----------------- ------------------ ------------------- ------------------

ASSUMPTIONS:

1) Run at the Pricing Speed to Maturity
2) Forward LIBOR
3) Triggers are failing
4) 12 month liquidation lag
5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
6) Defaults are in addition to prepayments





                                                                              21
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                          WEIGHTED AVERAGE LIFE TABLES




CLASS AF-1 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.68        1.24         1.00        0.85         0.75
 MDUR (YR)                      1.59        1.18         0.96        0.82         0.73
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                   40          28           22          18           16
-------------------------------------------------------------------------------------------

CLASS AF-1 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       1.68        1.24         1.00        0.85         0.75
 MDUR (YR)                      1.59        1.18         0.96        0.82         0.73
 FIRST PRIN PAY                  1            1           1            1           1
 LAST PRIN PAY                   40          28           22          18           16
-------------------------------------------------------------------------------------------

CLASS AF-2 TO CALL
-------------------------------------------------------------------------------------------
PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       3.66        2.58         2.00        1.64         1.40
 MDUR (YR)                      3.28        2.37         1.86        1.54         1.33
 FIRST PRIN PAY                  40          28           22          18           16
 LAST PRIN PAY                   48          34           26          21           18
-------------------------------------------------------------------------------------------

CLASS AF-2 TO MATURITY
-------------------------------------------------------------------------------------------
PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (YR)                       3.66        2.58         2.00        1.64         1.40
 MDUR (YR)                      3.28        2.37         1.86        1.54         1.33
 FIRST PRIN PAY                  40          28           22          18           16
 LAST PRIN PAY                   48          34           26          21           18
-------------------------------------------------------------------------------------------




                                                                              22
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.




               CLASS AF-3 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               -------------------------------------------------------------------------------------------
                WAL (YR)                       5.84        4.08         3.00        2.22         1.82
                MDUR (YR)                      4.92        3.59         2.72        2.05         1.70
                FIRST PRIN PAY                  48          34           26          21           18
                LAST PRIN PAY                   95          66           50          30           25
               -------------------------------------------------------------------------------------------

               CLASS AF-3 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       5.84        4.08         3.00        2.22         1.82
                MDUR (YR)                      4.92        3.59         2.72        2.05         1.70
                FIRST PRIN PAY                  48          34           26          21           18
                LAST PRIN PAY                   95          66           50          30           25
               -------------------------------------------------------------------------------------------
               CLASS AF-4 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       9.70        6.71         5.00        2.73         2.22
                MDUR (YR)                      7.39        5.51         4.29        2.48         2.05
                FIRST PRIN PAY                  95          66           50          30           25
                LAST PRIN PAY                  141          96           71          35           29
               -------------------------------------------------------------------------------------------

               CLASS AF-4 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       9.70        6.71         5.00        2.73         2.22
                MDUR (YR)                      7.39        5.51         4.29        2.48         2.05
                FIRST PRIN PAY                  95          66           50          30           25
                LAST PRIN PAY                  141          96           71          35           29
               -------------------------------------------------------------------------------------------



                                                                              23
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.





               CLASS AF-5 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      14.70        10.18        7.55        5.69         2.78
                MDUR (YR)                      9.79        7.57         6.01        4.74         2.51
                FIRST PRIN PAY                 141          96           71          35           29
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS AF-5 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      17.28        12.38        9.33        7.13         2.99
                MDUR (YR)                     10.68        8.56         6.97        5.62         2.64
                FIRST PRIN PAY                 141          96           71          35           29
                LAST PRIN PAY                  334          280         222          179         147
               -------------------------------------------------------------------------------------------

               CLASS AV-1 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       1.52        1.01         0.75        0.59         0.48
                MDUR (YR)                      1.43        0.97         0.72        0.57         0.47
                FIRST PRIN PAY                  1            1           1            1           1
                LAST PRIN PAY                   41          27           20          15           12
               -------------------------------------------------------------------------------------------

               CLASS AV-1 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       1.52        1.01         0.75        0.59         0.48
                MDUR (YR)                      1.43        0.97         0.72        0.57         0.47
                FIRST PRIN PAY                  1            1           1            1           1
                LAST PRIN PAY                   41          27           20          15           12
               -------------------------------------------------------------------------------------------



                                                                              24
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.






               CLASS AV-2 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       5.13        3.21         2.17        1.67         1.34
                MDUR (YR)                      4.53        2.95         2.04        1.59         1.28
                FIRST PRIN PAY                  41          27           20          15           12
                LAST PRIN PAY                  144          79           33          26           21
               -------------------------------------------------------------------------------------------

               CLASS AV-2 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                       5.13        3.21         2.17        1.67         1.34
                MDUR (YR)                      4.53        2.95         2.04        1.59         1.28
                FIRST PRIN PAY                  41          27           20          15           12
                LAST PRIN PAY                  144          79           33          26           21
               -------------------------------------------------------------------------------------------


               CLASS M-1 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.42        7.12         5.42        4.97         5.13
                MDUR (YR)                      8.15        5.95         4.72        4.40         4.54
                FIRST PRIN PAY                  60          40           41          47           57
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS M-1 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.35        7.89         6.05        5.47         6.71
                MDUR (YR)                      8.57        6.39         5.12        4.75         5.71
                FIRST PRIN PAY                  60          40           41          47           57
                LAST PRIN PAY                  316          251         195          156         134
               -------------------------------------------------------------------------------------------




                                                                              25
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.






               CLASS M-2 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.42        7.12         5.37        4.60         4.49
                MDUR (YR)                      8.07        5.91         4.65        4.08         4.01
                FIRST PRIN PAY                  60          40           39          43           47
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS M-2 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.32        7.86         5.96        5.08         4.88
                MDUR (YR)                      8.47        6.33         5.03        4.41         4.30
                FIRST PRIN PAY                  60          40           39          43           47
                LAST PRIN PAY                  303          234         180          144         117
               -------------------------------------------------------------------------------------------



               CLASS M-3 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.42        7.12         5.35        4.50         4.19
                MDUR (YR)                      8.05        5.90         4.63        3.99         3.75
                FIRST PRIN PAY                  60          40           39          42           45
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS M-3 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.28        7.82         5.92        4.95         4.56
                MDUR (YR)                      8.44        6.29         4.99        4.31         4.03
                FIRST PRIN PAY                  60          40           39          42           45
                LAST PRIN PAY                  288          217         166          132         108
               -------------------------------------------------------------------------------------------



                                                                              26
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.






               CLASS M-4 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.42        7.12         5.34        4.47         4.10
                MDUR (YR)                      7.82        5.78         4.54        3.90         3.63
                FIRST PRIN PAY                  60          40           38          41           43
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS M-4 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.26        7.79         5.88        4.90         4.45
                MDUR (YR)                      8.17        6.14         4.88        4.20         3.89
                FIRST PRIN PAY                  60          40           38          41           43
                LAST PRIN PAY                  282          211         161          127         104
               -------------------------------------------------------------------------------------------


               CLASS M-5 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.42        7.12         5.33        4.44         4.03
                MDUR (YR)                      7.73        5.73         4.51        3.86         3.55
                FIRST PRIN PAY                  60          40           38          40           42
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS M-5 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.22        7.76         5.85        4.85         4.36
                MDUR (YR)                      8.06        6.07         4.82        4.14         3.79
                FIRST PRIN PAY                  60          40           38          40           42
                LAST PRIN PAY                  275          203         155          122         100
               -------------------------------------------------------------------------------------------


                                                                              27
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.





               CLASS M-6 TO CALL
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      10.42        7.12         5.33        4.43         3.98
                MDUR (YR)                      7.56        5.64         4.45        3.81         3.48
                FIRST PRIN PAY                  60          40           38          39           41
                LAST PRIN PAY                  188          131          97          76           62
               -------------------------------------------------------------------------------------------

               CLASS M-6 TO MATURITY
               -------------------------------------------------------------------------------------------
               PREPAY SPEED                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
               ===========================================================================================
                WAL (YR)                      11.19        7.73         5.82        4.82         4.30
                MDUR (YR)                      7.86        5.94         4.74        4.07         3.70
                FIRST PRIN PAY                  60          40           38          39           41
                LAST PRIN PAY                  267          196         149          118          96
               -------------------------------------------------------------------------------------------




                                                                              28
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                         TOTAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM         MAXIMUM
                                                                                    -------         -------
Scheduled Principal Balance                          $503,000,277                   $17,777        $759,626
Average Scheduled Principal Balance                      $178,432
Number of Mortgage Loans                                    2,819

Weighted Average Gross Coupon                              7.188%                    4.950%         11.550%
Weighted Average FICO Score                                   635                       525             813
Weighted Average Original LTV                              84.39%                    14.31%         100.00%

Weighted Average Original Term                         357 months                120 months      360 months
Weighted Average Stated Remaining Term                 355 months                117 months      360 months
Weighted Average Seasoning                             2   months                0   months      20  months

Weighted Average Gross Margin                              6.613%                    2.110%          9.750%
Weighted Average Minimum Interest Rate                     7.069%                    4.190%         11.200%
Weighted Average Maximum Interest Rate                    13.480%                   10.950%         19.700%
Weighted Average Initial Rate Cap                          2.987%                    1.000%          3.000%
Weighted Average Subsequent Rate Cap                       1.018%                    1.000%          2.000%
Weighted Average Months to Roll                        28  months                9   months      60  months

Maturity Date                                                                   May  1 2015     Aug  1 2035
Maximum Zip Code Concentration                              0.34%     02301

ARM                                                        62.69%     AIV                             0.40%
Fixed Rate                                                 37.31%     Full Doc                       67.02%
                                                                      Lite Doc                        0.16%
2/28 6 Mo LIBOR ARM                                        34.09%     SI                             32.42%
2/28 6 Mo LIBOR ARM IO                                     11.15%
3/27 6 Mo LIBOR ARM                                         8.21%     Cash Out Refinance             70.56%
3/27 6 Mo LIBOR ARM IO                                      3.78%     Purchase                       25.63%
5/25 6 MO LIBOR                                             4.39%     Rate/Term Refinance             3.82%
5/25 6 MO LIBOR IO                                          1.08%
Balloon 15 Year                                             0.28%     Condominium                     4.74%
Balloon 15 Year IO                                          0.02%     Duplex                          4.39%
Fixed Rate 10 Year                                          0.12%     Quadruplex                      0.08%
Fixed Rate 15 Year                                          0.63%     Single Family                  90.50%
Fixed Rate 20 Year                                          0.74%     Townhouse                       0.02%
Fixed Rate 25 Year                                          0.13%     Triplex                         0.27%
Fixed Rate 30 Year                                         33.64%
Fixed Rate 30 Year IO                                       1.72%     Investor Non-owner              3.54%
Fixed Rate 40/30 Balloon                                    0.02%     Primary                        96.26%
                                                                      Second Home                     0.19%
Interest Only                                              17.75%
Not Interest Only                                          82.25%     No Silent Second               93.03%
                                                                      Silent Second                   6.97%
Prepay Penalty:  0 months                                  10.10%
Prepay Penalty: 12 months                                  10.30%     Top 5 States:
Prepay Penalty: 24 months                                  29.93%     California                     13.95%
Prepay Penalty: 30 months                                   0.08%     New York                        9.02%
Prepay Penalty: 36 months                                  24.79%     Florida                         8.74%
Prepay Penalty: 48 months                                   0.33%     Michigan                        8.60%
Prepay Penalty: 60 months                                  24.48%     Maryland                        5.43%

First Lien                                                100.00%


                                                                              29
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
        0.01 -    50,000.00                    29     1,250,307.38      0.25%       8.523          323        75.93         606
   50,000.01 -   100,000.00                   681    52,561,871.22     10.45%       7.679          351        84.63         632
  100,000.01 -   150,000.00                   705    87,882,554.12     17.47%       7.466          354        85.48         629
  150,000.01 -   200,000.00                   514    89,400,138.94     17.77%       7.232          356        85.34         634
  200,000.01 -   250,000.00                   322    72,369,316.27     14.39%       7.169          355        84.28         633
  250,000.01 -   300,000.00                   203    55,753,405.68     11.08%       6.981          358        83.44         630
  300,000.01 -   350,000.00                   146    47,275,736.04      9.40%       6.939          358        83.35         634
  350,000.01 -   400,000.00                    85    32,018,729.35      6.37%       6.865          357        83.84         649
  400,000.01 -   450,000.00                    59    24,862,887.41      4.94%       6.974          354        84.65         638
  450,000.01 -   500,000.00                    40    19,162,006.58      3.81%       6.882          358        83.59         647
  500,000.01 -   550,000.00                    14     7,315,327.88      1.45%       6.665          358        84.94         663
  550,000.01 -   600,000.00                     9     5,126,925.34      1.02%       6.520          359        80.56         633
  600,000.01 -   650,000.00                     6     3,734,585.87      0.74%       6.493          358        82.20         663
  650,000.01 -   700,000.00                     3     2,020,358.45      0.40%       6.777          356        83.03         664
  700,000.01 -   750,000.00                     1       750,000.00      0.15%       6.200          359        78.95         681
  750,000.01 -   800,000.00                     2     1,516,126.18      0.30%       8.248          359        74.14         592
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                          LOANS           BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
 4.500 - 4.999                                  1       198,437.56      0.04%       4.950          358        58.82         751
 5.000 - 5.499                                 11     2,136,154.47      0.42%       5.326          358        76.12         683
 5.500 - 5.999                                153    37,902,096.30      7.54%       5.834          357        81.97         670
 6.000 - 6.499                                273    63,003,972.36     12.53%       6.290          357        81.49         649
 6.500 - 6.999                                704   140,563,508.72     27.95%       6.806          357        83.71         645
 7.000 - 7.499                                478    84,615,052.78     16.82%       7.296          354        85.10         628
 7.500 - 7.999                                697   110,657,390.98     22.00%       7.759          354        86.58         621
 8.000 - 8.499                                209    28,664,411.98      5.70%       8.258          353        87.22         615
 8.500 - 8.999                                197    24,479,774.16      4.87%       8.745          353        85.79         599
 9.000 - 9.499                                 49     5,789,360.18      1.15%       9.229          357        85.16         601
 9.500 - 9.999                                 34     4,069,192.44      0.81%       9.646          355        76.24         595
10.000 -10.499                                  8       597,670.56      0.12%      10.130          324        84.78         603
10.500 -10.999                                  3       215,628.67      0.04%      10.620          359        93.88         599
11.000 -11.499                                  1        46,484.13      0.01%      11.200          359       100.00         600
11.500 -11.999                                  1        61,141.42      0.01%      11.550          357        90.00         591
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635



                                                                              30
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
FICO                                        LOANS           BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
520-539                                        79    12,157,811.41      2.42%       7.976          356        75.92         530
540-559                                       103    16,663,867.79      3.31%       7.884          354        77.87         548
560-579                                       169    31,463,979.31      6.26%       7.714          358        81.40         571
580-599                                       307    56,083,119.96     11.15%       7.351          354        83.23         591
600-619                                       423    73,139,971.10     14.54%       7.419          356        83.82         609
620-639                                       588   100,776,753.86     20.04%       7.137          356        85.95         629
640-659                                       446    76,260,052.52     15.16%       7.060          354        86.48         649
660-679                                       286    55,951,022.19     11.12%       6.936          355        85.39         670
680-699                                       201    36,310,983.80      7.22%       6.822          356        85.59         689
700+                                          217    44,192,714.77      8.79%       6.699          357        84.30         735
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
COMBINED LTV                                LOANS           BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
  0.01- 49.99                                  44     6,057,128.16      1.20%       7.116          348        39.28         624
 50.00- 59.99                                  39     5,854,636.28      1.16%       6.961          349        55.54         628
 60.00- 69.99                                 100    19,828,508.52      3.94%       7.130          350        65.56         607
 70.00- 79.99                                 294    58,131,307.92     11.56%       7.038          355        75.74         623
 80.00                                        841   143,994,091.42     28.63%       7.018          357        80.00         644
 80.01- 89.99                                 435    90,377,976.69     17.97%       7.148          355        85.89         622
 90.00- 99.99                                 671   121,013,873.74     24.06%       7.353          356        91.94         631
100.00                                        395    57,742,753.98     11.48%       7.529          355       100.00         661
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS           BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
120                                             4       623,909.08      0.12%       7.248          117        67.01         596
180                                            45     4,699,986.46      0.93%       7.703          178        80.27         637
240                                            31     3,734,037.28      0.74%       7.443          238        86.83         638
300                                             2       639,845.59      0.13%       7.781          298        96.47         629
360                                         2,737   493,302,498.30     98.07%       7.180          358        84.42         635
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635


                                                                              31
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS           BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
 61-120                                         4       623,909.08      0.12%       7.248          117        67.01         596
121-180                                        45     4,699,986.46      0.93%       7.703          178        80.27         637
181-240                                        31     3,734,037.28      0.74%       7.443          238        86.83         638
241-300                                         2       639,845.59      0.13%       7.781          298        96.47         629
301-360                                     2,737   493,302,498.30     98.07%       7.180          358        84.42         635
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                            CURRENT     PCT BY     AVERAGE      STATED       AVERAGE    WEIGHTED
                                             # OF         PRINCIPAL       CURR       GROSS   REMAINING      COMBINED     AVERAGE
FRM/ARM                                     LOANS           BALANCE   PRIN BAL      COUPON        TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
ARM                                         1,673   315,349,648.90     62.69%       7.085          358        84.27         633
Fixed Rate                                  1,146   187,650,627.81     37.31%       7.360          351        84.59         638
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
2/28 6 Mo LIBOR ARM                         1,034   171,460,003.23     34.09%       7.269          358        84.20         629
2/28 6 Mo LIBOR ARM IO                        218    56,060,375.01     11.15%       6.931          359        83.97         640
3/27 6 Mo LIBOR ARM                           229    41,292,081.99      8.21%       7.116          358        85.72         618
3/27 6 Mo LIBOR ARM IO                         70    19,022,780.69      3.78%       6.682          358        84.14         646
5/25 6 MO LIBOR                               105    22,063,642.98      4.39%       6.580          358        83.40         652
5/25 6 MO LIBOR IO                             17     5,450,765.00      1.08%       6.113          359        82.60         680
Balloon 15 Year                                10     1,421,013.34      0.28%       7.583          179        83.63         626
Balloon 15 Year IO                              1       116,500.00      0.02%       6.990          180        96.28         657
Fixed Rate 10 Year                              4       623,909.08      0.12%       7.248          117        67.01         596
Fixed Rate 15 Year                             34     3,162,473.12      0.63%       7.783          178        78.17         640
Fixed Rate 20 Year                             31     3,734,037.28      0.74%       7.443          238        86.83         638
Fixed Rate 25 Year                              2       639,845.59      0.13%       7.781          298        96.47         629
Fixed Rate 30 Year                          1,029   169,197,737.84     33.64%       7.370          358        84.65         637
Fixed Rate 30 Year IO                          34     8,629,398.95      1.72%       6.942          359        84.80         645
Fixed Rate 40/30 Balloon                        1       125,712.61      0.02%       6.390          355       100.00         715
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635

                                                                              32
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INTEREST ONLY                               LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
Interest Only                                 340    89,279,819.65     17.75%       6.829          358        84.02         644
Not Interest Only                           2,479   413,720,457.06     82.25%       7.265          355        84.47         633
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INTEREST ONLY TERM                          LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
0                                           2,479   413,720,457.06     82.25%       7.265          355        84.47         633
24                                              1       480,000.00      0.10%       5.500          358        82.76         609
60                                            335    87,779,144.65     17.45%       6.832          358        83.95         644
120                                             1       177,175.00      0.04%       7.750          359        95.00         662
180                                             3       843,500.00      0.17%       7.146          359        89.55         628
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635





                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
(MONTHS)                                    LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
Prepay Penalty:  0 months                     318    50,788,429.31     10.10%       7.594          355        83.22         630
Prepay Penalty: 12 months                     214    51,809,641.67     10.30%       7.173          355        81.46         630
Prepay Penalty: 24 months                     834   150,550,774.38     29.93%       7.126          358        84.43         631
Prepay Penalty: 30 months                       2       387,597.45      0.08%       7.268          359        95.80         655
Prepay Penalty: 36 months                     748   124,672,959.45     24.79%       7.185          354        84.11         637
Prepay Penalty: 48 months                       6     1,673,571.95      0.33%       6.919          358        91.56         662
Prepay Penalty: 60 months                     697   123,117,302.50     24.48%       7.108          354        86.21         640
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
First Lien                                  2,819   503,000,276.71    100.00%       7.188          355        84.39         635
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635


                                                                              33
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
AIV                                             9     1,992,875.62      0.40%       7.182          358        89.69         622
Full Doc                                    1,985   337,133,739.47     67.02%       7.108          355        85.97         631
Lite Doc                                        3       783,892.10      0.16%       6.433          357        82.43         676
SI                                            822   163,089,769.52     32.42%       7.356          356        81.07         642
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
Cash Out Refinance                          1,933   354,894,921.52     70.56%       7.165          355        84.28         629
Purchase                                      773   128,907,764.70     25.63%       7.254          357        84.51         650
Rate/Term Refinance                           113    19,197,590.49      3.82%       7.156          357        85.54         635
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
Condominium                                   142    23,836,923.58      4.74%       7.160          355        82.92         640
Duplex                                         99    22,059,608.66      4.39%       7.200          352        78.91         638
Quadruplex                                      1       401,846.87      0.08%       6.250          358        72.09         737
Single Family                               2,569   455,219,950.94     90.50%       7.189          356        84.76         634
Townhouse                                       1       105,288.01      0.02%       7.750          179        80.00         592
Triplex                                         7     1,376,658.65      0.27%       7.229          359        78.62         686
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635

                                                                              34
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                            LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
Investor Non-owner                            116    17,822,823.73      3.54%       7.758          355        80.36         666
Primary                                     2,699   484,212,276.11     96.26%       7.167          355        84.57         633
Second Home                                     4       965,176.87      0.19%       7.202          354        70.51         679
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CREDIT GRADE                                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
A                                           2,260   406,506,426.15     80.82%       7.080          355        85.35         649
B                                             229    42,044,363.52      8.36%       7.519          355        82.93         587
C                                             330    54,449,487.04     10.82%       7.738          357        78.33         562
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635


                                                                              35
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
Alabama                                        33     4,156,355.41      0.83%       7.596          351        87.65         637
Arizona                                        90    15,186,292.11      3.02%       7.240          357        84.54         638
Arkansas                                       13     1,261,515.23      0.25%       7.944          356        92.94         670
California                                    234    70,162,763.78     13.95%       6.817          357        80.12         639
Colorado                                       26     4,870,199.86      0.97%       7.045          352        85.04         646
Connecticut                                    34     7,822,401.06      1.56%       6.987          358        83.98         640
Delaware                                        8     1,416,682.90      0.28%       7.453          359        89.92         680
Florida                                       251    43,972,221.17      8.74%       7.280          358        83.46         635
Georgia                                       111    16,825,447.99      3.35%       7.377          354        87.70         638
Idaho                                           5       652,769.97      0.13%       7.701          358        87.37         647
Illinois                                      127    23,276,366.50      4.63%       7.467          356        87.89         622
Indiana                                       181    19,267,095.43      3.83%       7.425          353        87.29         634
Iowa                                           13     1,112,090.35      0.22%       8.364          358        88.66         617
Kansas                                         38     4,046,669.71      0.80%       7.280          344        87.76         638
Kentucky                                       20     2,495,233.43      0.50%       7.204          358        87.85         648
Maine                                          11     1,798,284.71      0.36%       7.225          358        81.44         645
Maryland                                      118    27,315,972.08      5.43%       7.138          357        84.77         632
Massachusetts                                  63    17,675,670.07      3.51%       6.867          357        82.60         632
Michigan                                      304    43,245,711.50      8.60%       7.351          353        85.01         635
Minnesota                                      26     5,177,615.28      1.03%       6.828          354        83.66         648
Missouri                                       57     6,790,199.47      1.35%       7.443          357        90.03         648
Montana                                         2       186,737.27      0.04%       7.791          359        89.06         573
Nebraska                                        9       929,348.89      0.18%       7.782          322        94.38         643
Nevada                                         37     8,512,621.69      1.69%       7.257          358        83.28         635
New Hampshire                                   7     1,739,552.73      0.35%       6.823          359        82.80         621
New Jersey                                     79    18,036,148.24      3.59%       6.777          356        83.10         621
New Mexico                                     13     2,255,017.25      0.45%       7.573          359        87.97         617
New York                                      169    45,353,659.89      9.02%       7.073          353        78.83         629
North Carolina                                 82    10,423,530.81      2.07%       7.572          358        87.44         638
Ohio                                          189    21,864,955.53      4.35%       7.398          352        88.59         637
Oklahoma                                       10     1,020,598.09      0.20%       7.480          359        83.93         635
Oregon                                         11     1,566,322.35      0.31%       7.128          359        79.99         636
Pennsylvania                                  100    14,247,645.25      2.83%       7.292          351        89.36         638
Rhode Island                                   16     3,901,836.89      0.78%       6.723          359        83.75         632
South Carolina                                 51     5,724,677.79      1.14%       7.698          355        89.52         629
South Dakota                                    1       110,128.86      0.02%       8.990          358        90.00         596
Tennessee                                      71     9,128,981.21      1.81%       7.448          356        89.97         648
Texas                                          14     1,856,039.45      0.37%       7.589          356        83.43         637
Utah                                            9     1,883,021.63      0.37%       7.712          359        86.84         591
Virginia                                      104    21,713,892.30      4.32%       7.191          355        86.71         638
Washington                                     35     7,257,373.38      1.44%       7.019          359        83.57         617
Wisconsin                                      47     6,760,629.20      1.34%       7.288          353        85.23         643
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       2,819   503,000,276.71    100.00%       7.188          355        84.39         635

                                                                              36
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
GROSS MARGIN                                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
 2.000 - 2.499                                  4     1,312,122.35      0.42%       5.889          359        80.47         626
 2.500 - 2.999                                 11     3,133,146.00      0.99%       6.253          358        84.32         649
 3.000 - 3.499                                 11     2,863,808.03      0.91%       6.882          358        82.61         654
 3.500 - 3.999                                  4       632,930.00      0.20%       7.253          360        72.72         660
 4.000 - 4.499                                  4     1,019,097.51      0.32%       7.047          358        87.67         589
 4.500 - 4.999                                 27     7,277,097.29      2.31%       6.586          358        80.11         646
 5.000 - 5.499                                 66    17,066,847.14      5.41%       6.414          358        83.35         656
 5.500 - 5.999                                162    35,623,804.05     11.30%       6.246          358        83.49         658
 6.000 - 6.499                                318    62,995,071.42     19.98%       6.587          358        83.86         648
 6.500 - 6.999                                381    74,292,777.38     23.56%       7.151          358        84.50         628
 7.000 - 7.499                                241    40,077,933.50     12.71%       7.528          358        86.68         626
 7.500 - 7.999                                306    49,582,444.39     15.72%       7.642          358        83.59         609
 8.000 - 8.499                                 79    11,507,877.31      3.65%       8.473          358        85.46         603
 8.500 - 8.999                                 50     6,394,743.85      2.03%       8.834          359        87.66         599
 9.000 - 9.499                                  6       901,241.55      0.29%       9.325          358        87.89         592
 9.500 - 9.999                                  3       668,707.13      0.21%       9.435          359        77.45         577
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       1,673   315,349,648.90    100.00%       7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
MINIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
 4.000 - 4.499                                  2       402,900.00      0.13%       6.255          358        84.11         583
 4.500 - 4.999                                  4       601,556.62      0.19%       6.348          358        79.10         718
 5.000 - 5.499                                 19     4,060,119.30      1.29%       6.317          359        79.28         642
 5.500 - 5.999                                117    27,650,279.73      8.77%       5.992          358        83.56         669
 6.000 - 6.499                                194    45,944,205.82     14.57%       6.311          358        82.86         647
 6.500 - 6.999                                432    84,705,814.69     26.86%       6.801          358        84.36         643
 7.000 - 7.499                                257    48,417,627.98     15.35%       7.273          359        85.11         626
 7.500 - 7.999                                417    69,641,116.19     22.08%       7.583          358        84.20         615
 8.000 - 8.499                                104    16,650,430.17      5.28%       8.197          358        86.31         611
 8.500 - 8.999                                 93    12,754,576.12      4.04%       8.726          358        86.96         591
 9.000 - 9.499                                 22     3,094,833.12      0.98%       9.247          358        82.96         600
 9.500 - 9.999                                  8     1,080,560.77      0.34%       9.539          358        80.89         573
10.000 -10.499                                  1       131,459.34      0.04%      10.050          358        99.61         602
10.500 -10.999                                  2       167,684.92      0.05%      10.612          359        98.73         614
11.000 -11.499                                  1        46,484.13      0.01%      11.200          359       100.00         600
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       1,673   315,349,648.90    100.00%       7.085          358        84.27         633


                                                                              37
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
MAXIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
10.500 -10.999                                  1       198,437.56      0.06%       4.950          358        58.82         751
11.000 -11.499                                 10     1,945,627.76      0.62%       5.625          359        75.67         664
11.500 -11.999                                 93    21,890,871.49      6.94%       5.836          358        83.71         671
12.000 -12.499                                141    36,453,928.31     11.56%       6.293          358        82.76         646
12.500 -12.999                                303    64,132,350.91     20.34%       6.763          358        84.24         640
13.000 -13.499                                240    45,751,198.64     14.51%       6.994          358        84.46         629
13.500 -13.999                                397    68,153,951.51     21.61%       7.275          358        85.55         630
14.000 -14.499                                184    30,533,792.80      9.68%       7.633          359        84.38         628
14.500 -14.999                                139    19,745,974.65      6.26%       8.184          358        86.91         612
15.000 -15.499                                 67     9,779,045.77      3.10%       8.562          358        85.76         598
15.500 -15.999                                 57     7,922,708.60      2.51%       8.613          359        82.29         601
16.000 -16.499                                 15     1,533,682.19      0.49%       9.268          359        84.98         602
16.500 -16.999                                 13     3,865,121.44      1.23%       7.088          358        76.23         606
17.000 -17.499                                  4       983,832.41      0.31%       7.508          359        67.54         569
17.500 -17.999                                  6     1,647,602.51      0.52%       7.788          358        76.37         609
18.500 -18.999                                  1       474,712.24      0.15%       8.500          359        89.62         578
19.000 -19.499                                  1       202,289.23      0.06%       9.250          358        75.00         527
19.500 -19.999                                  1       134,520.88      0.04%       9.700          355        90.00         619
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       1,673   315,349,648.90    100.00%       7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
1.000                                          12     1,247,404.57      0.40%       8.176          357        90.38         644
1.500                                           5     1,155,490.00      0.37%       7.214          359        86.47         674
3.000                                       1,656   312,946,754.33     99.24%       7.080          358        84.24         633
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       1,673   315,349,648.90    100.00%       7.085          358        84.27         633

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
1.000                                       1,631   304,745,747.02     96.64%       7.101          358        84.35         632
1.500                                          38     9,815,001.84      3.11%       6.599          359        82.84         657
2.000                                           4       788,900.04      0.25%       7.005          350        71.34         581
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
TOTAL                                       1,673   315,349,648.90    100.00%       7.085          358        84.27         633


                                                                              38
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE


                                                                                        MINIMUM             MAXIMUM
                                                                                        -------             -------
Scheduled Principal Balance                                 $187,650,628                $17,777            $759,626
Average Scheduled Principal Balance                             $163,744
Number of Mortgage Loans                                           1,146

Weighted Average Gross Coupon                                     7.360%                 5.250%             10.650%
Weighted Average FICO Score                                          638                    525                 806
Weighted Average Original LTV                                     84.59%                 16.74%             100.00%

Weighted Average Original Term                                352 months             120 months          360 months
Weighted Average Stated Remaining Term                        351 months             117 months          360 months
Weighted Average Seasoning                                    2   months             0   months          20  months

Weighted Average Gross Margin                                     0.000%                 0.000%              0.000%
Weighted Average Minimum Interest Rate                            0.000%                 0.000%              0.000%
Weighted Average Maximum Interest Rate                            0.000%                 0.000%              0.000%
Weighted Average Initial Rate Cap                                 0.000%                 0.000%              0.000%
Weighted Average Subsequent Rate Cap                              0.000%                 0.000%              0.000%
Weighted Average Months to Roll                                 0 months               0 months            0 months

Maturity Date                                                                       May  1 2015         Aug  1 2035
Maximum Zip Code Concentration                                     0.61%     60629

Fixed Rate                                                       100.00%     AIV                              0.39%
                                                                             Full Doc                        77.57%
Balloon 15 Year                                                    0.76%     Lite Doc                         0.13%
Balloon 15 Year IO                                                 0.06%     SI                              21.90%
Fixed Rate 10 Year                                                 0.33%
Fixed Rate 15 Year                                                 1.69%     Cash Out Refinance              82.65%
Fixed Rate 20 Year                                                 1.99%     Purchase                        11.74%
                                                                             Rate/Term
Fixed Rate 25 Year                                                 0.34%     Refinance                        5.61%
Fixed Rate 30 Year                                                90.17%
Fixed Rate 30 Year IO                                              4.60%     Condominium                      3.65%
Fixed Rate 40/30 Balloon                                           0.07%     Duplex                           5.71%
                                                                             Quadruplex                       0.21%
Interest Only                                                      4.66%     Single Family                   89.76%
Not Interest Only                                                 95.34%     Townhouse                        0.06%
                                                                             Triplex                          0.61%
Prepay Penalty:  0 months                                          5.62%
Prepay Penalty: 12 months                                          8.40%     Investor Non-owner               4.66%
Prepay Penalty: 24 months                                          3.61%     Primary                         95.24%
Prepay Penalty: 30 months                                          0.21%     Second Home                      0.10%
Prepay Penalty: 36 months                                         28.00%
Prepay Penalty: 48 months                                          0.67%     No Silent Second                94.92%
Prepay Penalty: 60 months                                         53.48%     Silent Second                    5.08%

First Lien                                                       100.00%     Top 5 States:
                                                                             New York                        11.74%
                                                                             Illinois                         9.08%
                                                                             Virginia                         6.32%
                                                                             California                       6.19%
                                                                             Florida                          5.86%

                                                                              39
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                   LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
        0.01 -    50,000.00                    19       797,372.48      0.42%      8.705           303        69.87         598
   50,000.01 -   100,000.00                   332    25,516,242.95     13.60%      7.915           343        85.29         636
  100,000.01 -   150,000.00                   291    36,378,400.62     19.39%      7.589           347        85.49         634
  150,000.01 -   200,000.00                   200    35,060,960.36     18.68%      7.378           351        86.18         639
  200,000.01 -   250,000.00                   120    26,981,254.45     14.38%      7.261           350        84.96         635
  250,000.01 -   300,000.00                    70    19,153,577.34     10.21%      7.167           356        83.62         632
  300,000.01 -   350,000.00                    55    17,846,185.95      9.51%      6.941           358        82.09         631
  350,000.01 -   400,000.00                    23     8,645,346.81      4.61%      6.890           356        84.52         661
  400,000.01 -   450,000.00                    20     8,452,516.53      4.50%      6.882           346        83.72         646
  450,000.01 -   500,000.00                     7     3,410,130.43      1.82%      6.919           359        80.23         678
  500,000.01 -   550,000.00                     3     1,535,470.51      0.82%      6.668           358        91.66         730
  550,000.01 -   600,000.00                     3     1,753,043.20      0.93%      6.957           359        79.29         606
  600,000.01 -   650,000.00                     1       604,000.00      0.32%      6.875           360        76.46         756
  750,000.01 -   800,000.00                     2     1,516,126.18      0.81%      8.248           359        74.14         592
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                          LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
 5.000 - 5.499                                  2       646,979.38      0.34%      5.250           359        84.77         733
 5.500 - 5.999                                 34     9,772,042.87      5.21%      5.824           354        77.33         683
 6.000 - 6.499                                 60    14,540,175.51      7.75%      6.313           354        77.49         653
 6.500 - 6.999                                225    46,080,583.57     24.56%      6.834           354        83.30         653
 7.000 - 7.499                                196    31,504,542.12     16.79%      7.302           347        86.21         636
 7.500 - 7.999                                393    58,521,344.96     31.19%      7.768           350        87.18         625
 8.000 - 8.499                                 99    12,347,687.20      6.58%      8.256           347        87.97         622
 8.500 - 8.999                                 93     9,984,243.11      5.32%      8.703           345        85.06         611
 9.000 - 9.499                                 16     1,503,776.90      0.80%      9.227           354        92.41         603
 9.500 - 9.999                                 20     2,235,097.22      1.19%      9.620           353        72.99         587
10.000 -10.499                                  7       466,211.22      0.25%     10.153           314        80.60         604
10.500 -10.999                                  1        47,943.75      0.03%     10.650           359        76.92         543
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                              40
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
FICO                                        LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
520-539                                        32     4,532,421.79      2.42%      8.227           353        77.15         530
540-559                                        40     5,756,563.34      3.07%      8.005           347        74.18         548
560-579                                        57     9,656,628.94      5.15%      7.833           358        80.37         572
580-599                                       133    23,126,592.15     12.32%      7.512           348        82.65         592
600-619                                       155    23,797,505.79     12.68%      7.566           350        83.96         609
620-639                                       227    37,348,511.65     19.90%      7.350           351        86.29         630
640-659                                       192    27,873,508.44     14.85%      7.342           347        86.78         650
660-679                                       121    22,133,289.04     11.79%      7.061           351        85.87         669
680-699                                        85    14,361,847.59      7.65%      7.057           353        86.69         690
700+                                          104    19,063,759.08     10.16%      6.902           354        85.14         736
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
COMBINED LTV                                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
  0.01- 49.99                                  27     3,511,107.65      1.87%      7.184           340        35.95         635
 50.00- 59.99                                  28     3,895,941.47      2.08%      7.140           344        55.66         634
 60.00- 69.99                                  49     8,719,581.01      4.65%      7.312           339        65.67         613
 70.00- 79.99                                 148    27,027,642.29     14.40%      7.140           353        75.20         631
 80.00                                        199    32,910,165.66     17.54%      7.101           351        80.00         644
 80.01- 89.99                                 192    35,094,844.08     18.70%      7.355           350        85.87         619
 90.00- 99.99                                 300    47,529,085.61     25.33%      7.502           353        92.19         640
100.00                                        203    28,962,260.04     15.43%      7.699           351       100.00         662
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ----------- ------------ ------------ -----------
120                                             4       623,909.08      0.33%      7.248           117        67.01         596
180                                            45     4,699,986.46      2.50%      7.703           178        80.27         637
240                                            31     3,734,037.28      1.99%      7.443           238        86.83         638
300                                             2       639,845.59      0.34%      7.781           298        96.47         629
360                                         1,064   177,952,849.40     94.83%      7.348           358        84.67         638
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                              41
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
 61-120                                         4       623,909.08      0.33%      7.248           117        67.01         596
121-180                                        45     4,699,986.46      2.50%      7.703           178        80.27         637
181-240                                        31     3,734,037.28      1.99%      7.443           238        86.83         638
241-300                                         2       639,845.59      0.34%      7.781           298        96.47         629
301-360                                     1,064   177,952,849.40     94.83%      7.348           358        84.67         638
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Fixed Rate                                  1,146   187,650,627.81    100.00%      7.360           351        84.59         638
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Balloon 15 Year                                10     1,421,013.34      0.76%      7.583           179        83.63         626
Balloon 15 Year IO                              1       116,500.00      0.06%      6.990           180        96.28         657
Fixed Rate 10 Year                              4       623,909.08      0.33%      7.248           117        67.01         596
Fixed Rate 15 Year                             34     3,162,473.12      1.69%      7.783           178        78.17         640
Fixed Rate 20 Year                             31     3,734,037.28      1.99%      7.443           238        86.83         638
Fixed Rate 25 Year                              2       639,845.59      0.34%      7.781           298        96.47         629
Fixed Rate 30 Year                          1,029   169,197,737.84     90.17%      7.370           358        84.65         637
Fixed Rate 30 Year IO                          34     8,629,398.95      4.60%      6.942           359        84.80         645
Fixed Rate 40/30 Balloon                        1       125,712.61      0.07%      6.390           355       100.00         715
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INTEREST ONLY                               LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Interest Only                                  35     8,745,898.95      4.66%      6.943           357        84.95         645
Not Interest Only                           1,111   178,904,728.86     95.34%      7.381           350        84.57         637
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638


                                                                              42
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INTEREST ONLY TERM                          LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
0                                           1,111   178,904,728.86     95.34%      7.381           350        84.57         637
60                                             31     7,725,223.95      4.12%      6.902           356        84.21         647
120                                             1       177,175.00      0.09%      7.750           359        95.00         662
180                                             3       843,500.00      0.45%      7.146           359        89.55         628
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
(MONTHS)                                    LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Prepay Penalty:  0 months                      91    10,554,390.96      5.62%      8.022           344        82.43         632
Prepay Penalty: 12 months                      79    15,756,189.96      8.40%      7.403           346        77.17         623
Prepay Penalty: 24 months                      49     6,779,163.13      3.61%      7.579           353        87.16         639
Prepay Penalty: 30 months                       2       387,597.45      0.21%      7.268           359        95.80         655
Prepay Penalty: 36 months                     331    52,551,193.75     28.00%      7.419           348        83.80         642
Prepay Penalty: 48 months                       4     1,261,861.23      0.67%      6.790           357        93.12         684
Prepay Penalty: 60 months                     590   100,360,231.33     53.48%      7.246           353        86.06         637
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
First Lien                                  1,146   187,650,627.81    100.00%      7.360           351        84.59         638
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
AIV                                             5       741,105.12      0.39%      7.673           359        92.54         619
Full Doc                                      910   145,552,385.75     77.57%      7.331           352        85.90         636
Lite Doc                                        2       252,410.10      0.13%      7.345           358        87.54         633
SI                                            229    41,104,726.84     21.90%      7.458           347        79.79         644
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638


                                                                              43
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Cash Out Refinance                            936   155,088,492.02     82.65%      7.353           350        84.05         634
Purchase                                      148    22,028,759.56     11.74%      7.480           352        87.44         659
Rate/Term Refinance                            62    10,533,376.23      5.61%      7.216           355        86.52         646
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Condominium                                    42     6,851,318.16      3.65%      7.263           347        81.23         632
Duplex                                         50    10,708,644.37      5.71%      7.237           345        78.83         641
Quadruplex                                      1       401,846.87      0.21%      6.250           358        72.09         737
Single Family                               1,047   168,441,417.55     89.76%      7.375           351        85.16         637
Townhouse                                       1       105,288.01      0.06%      7.750           179        80.00         592
Triplex                                         5     1,142,112.85      0.61%      7.271           360        79.15         704
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                            LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Investor Non-owner                             63     8,751,843.57      4.66%      7.578           350        76.46         676
Primary                                     1,082   178,716,664.39     95.24%      7.351           351        85.00         636
Second Home                                     1       182,119.85      0.10%      6.375           357        70.00         687
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CREDIT GRADE                                LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
A                                             928   153,966,008.51     82.05%      7.257           350        85.67         652
B                                              98    15,607,161.88      8.32%      7.649           350        84.08         588
C                                             120    18,077,457.42      9.63%      7.987           353        75.80         562
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638

                                                                              44
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
Alabama                                        15     1,936,148.20      1.03%      7.701           344        92.78         644
Arizona                                        15     2,215,445.84      1.18%      7.346           350        85.49         638
Arkansas                                       10       867,438.04      0.46%      8.409           355        89.73         635
California                                     45    11,620,870.49      6.19%      6.623           351        72.65         654
Colorado                                        8     1,264,379.70      0.67%      7.671           335        78.91         640
Connecticut                                    25     5,489,369.66      2.93%      7.185           359        81.45         645
Delaware                                        6     1,056,088.33      0.56%      7.366           359        88.19         706
Florida                                        69    11,004,944.52      5.86%      7.335           355        83.54         626
Georgia                                        60     8,502,631.58      4.53%      7.537           351        87.92         642
Idaho                                           4       560,894.09      0.30%      7.654           358        85.30         651
Illinois                                       96    17,030,037.49      9.08%      7.598           355        88.26         623
Indiana                                        66     6,609,641.33      3.52%      7.829           344        91.11         642
Iowa                                            4       310,027.28      0.17%      8.468           358        91.07         619
Kansas                                         15     1,201,033.52      0.64%      7.624           309        85.17         642
Kentucky                                        9     1,106,481.53      0.59%      7.412           358        87.04         659
Maine                                           8     1,328,436.38      0.71%      6.976           358        78.79         634
Maryland                                       51    10,477,801.53      5.58%      7.221           356        83.09         640
Massachusetts                                  28     7,978,019.56      4.25%      7.103           355        81.91         631
Michigan                                       61     9,372,887.43      4.99%      7.661           334        87.42         644
Minnesota                                       4       782,561.44      0.42%      7.163           330        84.89         687
Missouri                                       18     2,148,921.85      1.15%      7.518           353        91.49         663
Nebraska                                        6       557,286.31      0.30%      8.033           298        92.23         641
Nevada                                          5       888,270.42      0.47%      7.391           358        81.49         637
New Hampshire                                   3       801,951.68      0.43%      6.852           359        73.87         594
New Jersey                                     29     6,250,035.64      3.33%      6.839           351        82.98         627
New Mexico                                      9     1,450,264.74      0.77%      7.648           359        87.18         622
New York                                       92    22,037,266.78     11.74%      7.213           348        77.71         628
North Carolina                                 39     4,172,521.76      2.22%      7.903           357        88.51         642
Ohio                                           95    10,705,861.28      5.71%      7.450           346        89.60         645
Oklahoma                                       10     1,020,598.09      0.54%      7.480           359        83.93         635
Oregon                                          4       506,659.37      0.27%      7.289           358        83.37         628
Pennsylvania                                   73    10,346,105.14      5.51%      7.300           348        88.39         644
Rhode Island                                    5     1,012,895.76      0.54%      6.902           359        78.73         620
South Carolina                                 25     2,991,499.70      1.59%      7.681           351        88.63         635
South Dakota                                    1       110,128.86      0.06%      8.990           358        90.00         596
Tennessee                                      44     5,725,659.41      3.05%      7.704           355        91.36         649
Texas                                          10     1,443,072.32      0.77%      7.465           356        84.42         645
Utah                                            3       484,665.21      0.26%      7.499           359        89.36         656
Virginia                                       61    11,864,779.23      6.32%      7.361           353        85.75         636
Washington                                      6     1,249,129.57      0.67%      7.108           359        87.85         631
Wisconsin                                       9     1,167,916.75      0.62%      7.544           322        87.19         641
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
TOTAL                                       1,146   187,650,627.81    100.00%      7.360           351        84.59         638


                                                                              45
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE


                                                                                          MINIMUM          MAXIMUM
                                                                                          -------          -------
Scheduled Principal Balance                                 $315,349,649                  $39,881         $750,000
Average Scheduled Principal Balance                             $188,494
Number of Mortgage Loans                                           1,673

Weighted Average Gross Coupon                                     7.085%                   4.950%          11.550%
Weighted Average FICO Score                                          633                      525              813
Weighted Average Original LTV                                     84.27%                   14.31%          100.00%

Weighted Average Original Term                                360 months               360 months       360 months
Weighted Average Stated Remaining Term                        358 months               345 months       360 months
Weighted Average Seasoning                                    2   months               0   months       15  months

Weighted Average Gross Margin                                     6.613%                   2.110%           9.750%
Weighted Average Minimum Interest Rate                            7.069%                   4.190%          11.200%
Weighted Average Maximum Interest Rate                           13.480%                  10.950%          19.700%
Weighted Average Initial Rate Cap                                 2.987%                   1.000%           3.000%
Weighted Average Subsequent Rate Cap                              1.018%                   1.000%           2.000%
Weighted Average Months to Roll                               28  months               9   months       60  months

Maturity Date                                                                         May  1 2034      Aug  1 2035
Maximum Zip Code Concentration                                     0.39%       89131

ARM                                                              100.00%     AIV                             0.40%
                                                                             Full Doc                       60.75%
2/28 6 Mo LIBOR ARM                                               54.37%     Lite Doc                        0.17%
2/28 6 Mo LIBOR ARM IO                                            17.78%     SI                             38.68%
3/27 6 Mo LIBOR ARM                                               13.09%
3/27 6 Mo LIBOR ARM IO                                             6.03%     Cash Out Refinance             63.36%
5/25 6 MO LIBOR                                                    7.00%     Purchase                       33.89%
5/25 6 MO LIBOR IO                                                 1.73%     Rate/Term Refinance             2.75%

Interest Only                                                     25.54%     Condominium                     5.39%
Not Interest Only                                                 74.46%     Duplex                          3.60%
                                                                             Single Family                  90.94%
Prepay Penalty:  0 months                                         12.76%     Triplex                         0.07%
Prepay Penalty: 12 months                                         11.43%
Prepay Penalty: 24 months                                         45.59%     Investor Non-owner              2.88%
Prepay Penalty: 36 months                                         22.87%     Primary                        96.88%
Prepay Penalty: 48 months                                          0.13%     Second Home                     0.25%
Prepay Penalty: 60 months                                          7.22%
                                                                             No Silent Second               91.90%
First Lien                                                       100.00%     Silent Second                   8.10%

                                                                             Top 5 States:
                                                                             California                     18.56%
                                                                             Michigan                       10.74%
                                                                             Florida                        10.45%
                                                                             New York                        7.39%
                                                                             Maryland                        5.34%


                                                                              46
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                   LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
        0.01 -    50,000.00                    10      452,934.90       0.14%        8.203          358        86.59         620
   50,000.01 -   100,000.00                   349   27,045,628.27       8.58%        7.456          358        84.01         629
  100,000.01 -   150,000.00                   414   51,504,153.50      16.33%        7.379          358        85.48         626
  150,000.01 -   200,000.00                   314   54,339,178.58      17.23%        7.138          358        84.79         630
  200,000.01 -   250,000.00                   202   45,388,061.82      14.39%        7.115          358        83.88         632
  250,000.01 -   300,000.00                   133   36,599,828.34      11.61%        6.884          358        83.35         629
  300,000.01 -   350,000.00                    91   29,429,550.09       9.33%        6.938          358        84.11         636
  350,000.01 -   400,000.00                    62   23,373,382.54       7.41%        6.856          358        83.59         644
  400,000.01 -   450,000.00                    39   16,410,370.88       5.20%        7.021          358        85.12         634
  450,000.01 -   500,000.00                    33   15,751,876.15       5.00%        6.873          358        84.32         640
  500,000.01 -   550,000.00                    11    5,779,857.37       1.83%        6.664          358        83.16         645
  550,000.01 -   600,000.00                     6    3,373,882.14       1.07%        6.293          359        81.22         647
  600,000.01 -   650,000.00                     5    3,130,585.87       0.99%        6.420          358        83.31         646
  650,000.01 -   700,000.00                     3    2,020,358.45       0.64%        6.777          356        83.03         664
  700,000.01 -   750,000.00                     1      750,000.00       0.24%        6.200          359        78.95         681
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CURRENT GROSS RATE                          LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
 4.500 - 4.999                                  1      198,437.56       0.06%        4.950          358        58.82         751
 5.000 - 5.499                                  9    1,489,175.09       0.47%        5.359          358        72.36         660
 5.500 - 5.999                                119   28,130,053.43       8.92%        5.837          358        83.59         666
 6.000 - 6.499                                213   48,463,796.85      15.37%        6.283          358        82.69         647
 6.500 - 6.999                                479   94,482,925.15      29.96%        6.792          358        83.92         642
 7.000 - 7.499                                282   53,110,510.66      16.84%        7.292          359        84.44         623
 7.500 - 7.999                                304   52,136,046.02      16.53%        7.749          358        85.90         617
 8.000 - 8.499                                110   16,316,724.78       5.17%        8.260          358        86.66         610
 8.500 - 8.999                                104   14,495,531.05       4.60%        8.775          358        86.29         591
 9.000 - 9.499                                 33    4,285,583.28       1.36%        9.230          358        82.61         600
 9.500 - 9.999                                 14    1,834,095.22       0.58%        9.678          358        80.20         605
10.000 -10.499                                  1      131,459.34       0.04%       10.050          358        99.61         602
10.500 -10.999                                  2      167,684.92       0.05%       10.612          359        98.73         614
11.000 -11.499                                  1       46,484.13       0.01%       11.200          359       100.00         600
11.500 -11.999                                  1       61,141.42       0.02%       11.550          357        90.00         591
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                              47
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                  WEIGHTED     AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
FICO                                        LOANS          BALANCE   PRIN BAL      COUPON        TERM       ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
520-539                                        47    7,625,389.62       2.42%        7.827          358        75.19         530
540-559                                        63   10,907,304.45       3.46%        7.820          358        79.82         548
560-579                                       112   21,807,350.37       6.92%        7.661          358        81.85         571
580-599                                       174   32,956,527.81      10.45%        7.238          358        83.64         591
600-619                                       268   49,342,465.31      15.65%        7.348          358        83.76         609
620-639                                       361   63,428,242.21      20.11%        7.012          358        85.75         629
640-659                                       254   48,386,544.08      15.34%        6.898          359        86.31         649
660-679                                       165   33,817,733.15      10.72%        6.854          358        85.07         670
680-699                                       116   21,949,136.21       6.96%        6.669          358        84.87         688
700+                                          113   25,128,955.69       7.97%        6.545          358        83.67         734
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633



                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
COMBINED LTV                                LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
  0.01- 49.99                                  17    2,546,020.51       0.81%        7.022          358        43.88         608
 50.00- 59.99                                  11    1,958,694.81       0.62%        6.605          358        55.29         616
 60.00- 69.99                                  51   11,108,927.51       3.52%        6.987          358        65.48         602
 70.00- 79.99                                 146   31,103,665.63       9.86%        6.949          358        76.21         616
 80.00                                        642  111,083,925.76      35.23%        6.993          358        80.00         644
 80.01- 89.99                                 243   55,283,132.61      17.53%        7.016          358        85.90         624
 90.00- 99.99                                 371   73,484,788.13      23.30%        7.257          358        91.78         625
100.00                                        192   28,780,493.94       9.13%        7.358          358       100.00         660
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633



                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ---------- ------------- ------------- ------------ ----------
360                                         1,673  315,349,648.90     100.00%        7.085          358        84.27         633
----------------------------------------- -------- --------------- ---------- ------------- ------------- ------------ ----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- ---------------- ---------- ---------- ------------- ------------ -----------
301-360                                     1,673  315,349,648.90     100.00%        7.085          358        84.27         633
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633




                                                                              48
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
ARM                                         1,673  315,349,648.90     100.00%        7.085          358        84.27         633
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
2/28 6 Mo LIBOR ARM                         1,034  171,460,003.23      54.37%        7.269          358        84.20         629
2/28 6 Mo LIBOR ARM IO                        218   56,060,375.01      17.78%        6.931          359        83.97         640
3/27 6 Mo LIBOR ARM                           229   41,292,081.99      13.09%        7.116          358        85.72         618
3/27 6 Mo LIBOR ARM IO                         70   19,022,780.69       6.03%        6.682          358        84.14         646
5/25 6 MO LIBOR                               105   22,063,642.98       7.00%        6.580          358        83.40         652
5/25 6 MO LIBOR IO                             17    5,450,765.00       1.73%        6.113          359        82.60         680
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INTEREST ONLY                               LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
Interest Only                                 305   80,533,920.70      25.54%        6.817          359        83.92         644
Not Interest Only                           1,368  234,815,728.20      74.46%        7.177          358        84.40         629
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INTEREST ONLY TERM                          LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
0                                           1,368  234,815,728.20      74.46%        7.177          358        84.40         629
24                                              1      480,000.00       0.15%        5.500          358        82.76         609
60                                            304   80,053,920.70      25.39%        6.825          359        83.93         644
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
(MONTHS)                                    LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
Prepay Penalty:  0 months                     227   40,234,038.35      12.76%        7.481          358        83.42         629
Prepay Penalty: 12 months                     135   36,053,451.71      11.43%        7.073          358        83.34         633
Prepay Penalty: 24 months                     785  143,771,611.25      45.59%        7.105          358        84.30         631
Prepay Penalty: 36 months                     417   72,121,765.70      22.87%        7.014          358        84.34         633
Prepay Penalty: 48 months                       2      411,710.72       0.13%        7.312          360        86.78         597
Prepay Penalty: 60 months                     107   22,757,071.17       7.22%        6.499          358        86.86         650
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633

                                                                              49
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
First Lien                                  1,673  315,349,648.90     100.00%        7.085          358        84.27         633
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
AIV                                             4    1,251,770.50       0.40%        6.892          357        88.00         624
Full Doc                                    1,075  191,581,353.72      60.75%        6.939          358        86.03         627
Lite Doc                                        1      531,482.00       0.17%        6.000          357        80.00         697
SI                                            593  121,985,042.68      38.68%        7.321          358        81.50         641
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
Cash Out Refinance                            997  199,806,429.50      63.36%        7.020          358        84.46         625
Purchase                                      625  106,879,005.14      33.89%        7.207          358        83.91         648
Rate/Term Refinance                            51    8,664,214.26       2.75%        7.083          359        84.35         621
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
Condominium                                   100   16,985,605.42       5.39%        7.118          358        83.60         644
Duplex                                         49   11,350,964.29       3.60%        7.166          358        78.98         635
Single Family                               1,522  286,778,533.39      90.94%        7.080          358        84.53         632
Triplex                                         2      234,545.80       0.07%        7.026          358        76.07         597
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                              50
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.






                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
OCCUPANCY STATUS                            LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
Investor Non-owner                             53    9,070,980.16       2.88%        7.932          359        84.12         655
Primary                                     1,617  305,495,611.72      96.88%        7.059          358        84.31         632
Second Home                                     3      783,057.02       0.25%        7.394          353        70.62         677
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
CREDIT GRADE                                LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
A                                           1,332  252,540,417.64      80.08%        6.971          358        85.16         648
B                                             131   26,437,201.64       8.38%        7.442          358        82.24         586
C                                             210   36,372,029.62      11.53%        7.614          358        79.59         563
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                              51
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.






                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
Alabama                                        18    2,220,207.21       0.70%        7.505          358        83.18         631
Arizona                                        75   12,970,846.27       4.11%        7.222          359        84.38         637
Arkansas                                        3      394,077.19       0.12%        6.919          359       100.00         746
California                                    189   58,541,893.29      18.56%        6.856          358        81.60         636
Colorado                                       18    3,605,820.16       1.14%        6.826          358        87.19         648
Connecticut                                     9    2,333,031.40       0.74%        6.523          357        89.93         629
Delaware                                        2      360,594.57       0.11%        7.708          358        95.00         606
Florida                                       182   32,967,276.65      10.45%        7.261          358        83.44         638
Georgia                                        51    8,322,816.41       2.64%        7.214          358        87.48         634
Idaho                                           1       91,875.88       0.03%        7.990          358       100.00         620
Illinois                                       31    6,246,329.01       1.98%        7.110          359        86.87         618
Indiana                                       115   12,657,454.10       4.01%        7.214          358        85.30         630
Iowa                                            9      802,063.07       0.25%        8.324          358        87.73         617
Kansas                                         23    2,845,636.19       0.90%        7.135          359        88.85         636
Kentucky                                       11    1,388,751.90       0.44%        7.037          358        88.50         639
Maine                                           3      469,848.33       0.15%        7.928          359        88.92         676
Maryland                                       67   16,838,170.55       5.34%        7.086          359        85.82         628
Massachusetts                                  35    9,697,650.51       3.08%        6.672          358        83.17         633
Michigan                                      243   33,872,824.07      10.74%        7.265          358        84.34         632
Minnesota                                      22    4,395,053.84       1.39%        6.769          358        83.44         641
Missouri                                       39    4,641,277.62       1.47%        7.409          358        89.35         640
Montana                                         2      186,737.27       0.06%        7.791          359        89.06         573
Nebraska                                        3      372,062.58       0.12%        7.405          358        97.59         646
Nevada                                         32    7,624,351.27       2.42%        7.242          358        83.49         635
New Hampshire                                   4      937,601.05       0.30%        6.799          359        90.43         645
New Jersey                                     50   11,786,112.60       3.74%        6.744          358        83.17         618
New Mexico                                      4      804,752.51       0.26%        7.438          359        89.37         609
New York                                       77   23,316,393.11       7.39%        6.942          358        79.89         630
North Carolina                                 43    6,251,009.05       1.98%        7.352          359        86.72         635
Ohio                                           94   11,159,094.25       3.54%        7.348          358        87.62         629
Oregon                                          7    1,059,662.98       0.34%        7.051          359        78.38         639
Pennsylvania                                   27    3,901,540.11       1.24%        7.271          358        91.93         622
Rhode Island                                   11    2,888,941.13       0.92%        6.660          359        85.50         637
South Carolina                                 26    2,733,178.09       0.87%        7.717          359        90.49         624
Tennessee                                      27    3,403,321.80       1.08%        7.018          358        87.63         646
Texas                                           4      412,967.13       0.13%        8.025          355        80.00         609
Utah                                            6    1,398,356.42       0.44%        7.786          359        85.97         568
Virginia                                       43    9,849,113.07       3.12%        6.986          358        87.87         640
Washington                                     29    6,008,243.81       1.91%        7.000          359        82.68         614
Wisconsin                                      38    5,592,712.45       1.77%        7.235          359        84.82         643
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                              52
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
GROSS MARGIN                                LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
 2.000 - 2.499                                  4    1,312,122.35       0.42%        5.889          359        80.47         626
 2.500 - 2.999                                 11    3,133,146.00       0.99%        6.253          358        84.32         649
 3.000 - 3.499                                 11    2,863,808.03       0.91%        6.882          358        82.61         654
 3.500 - 3.999                                  4      632,930.00       0.20%        7.253          360        72.72         660
 4.000 - 4.499                                  4    1,019,097.51       0.32%        7.047          358        87.67         589
 4.500 - 4.999                                 27    7,277,097.29       2.31%        6.586          358        80.11         646
 5.000 - 5.499                                 66   17,066,847.14       5.41%        6.414          358        83.35         656
 5.500 - 5.999                                162   35,623,804.05      11.30%        6.246          358        83.49         658
 6.000 - 6.499                                318   62,995,071.42      19.98%        6.587          358        83.86         648
 6.500 - 6.999                                381   74,292,777.38      23.56%        7.151          358        84.50         628
 7.000 - 7.499                                241   40,077,933.50      12.71%        7.528          358        86.68         626
 7.500 - 7.999                                306   49,582,444.39      15.72%        7.642          358        83.59         609
 8.000 - 8.499                                 79   11,507,877.31       3.65%        8.473          358        85.46         603
 8.500 - 8.999                                 50    6,394,743.85       2.03%        8.834          359        87.66         599
 9.000 - 9.499                                  6      901,241.55       0.29%        9.325          358        87.89         592
 9.500 - 9.999                                  3      668,707.13       0.21%        9.435          359        77.45         577
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
MINIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
 4.000 - 4.499                                  2      402,900.00       0.13%        6.255          358        84.11         583
 4.500 - 4.999                                  4      601,556.62       0.19%        6.348          358        79.10         718
 5.000 - 5.499                                 19    4,060,119.30       1.29%        6.317          359        79.28         642
 5.500 - 5.999                                117   27,650,279.73       8.77%        5.992          358        83.56         669
 6.000 - 6.499                                194   45,944,205.82      14.57%        6.311          358        82.86         647
 6.500 - 6.999                                432   84,705,814.69      26.86%        6.801          358        84.36         643
 7.000 - 7.499                                257   48,417,627.98      15.35%        7.273          359        85.11         626
 7.500 - 7.999                                417   69,641,116.19      22.08%        7.583          358        84.20         615
 8.000 - 8.499                                104   16,650,430.17       5.28%        8.197          358        86.31         611
 8.500 - 8.999                                 93   12,754,576.12       4.04%        8.726          358        86.96         591
 9.000 - 9.499                                 22    3,094,833.12       0.98%        9.247          358        82.96         600
 9.500 - 9.999                                  8    1,080,560.77       0.34%        9.539          358        80.89         573
10.000 -10.499                                  1      131,459.34       0.04%       10.050          358        99.61         602
10.500 -10.999                                  2      167,684.92       0.05%       10.612          359        98.73         614
11.000 -11.499                                  1       46,484.13       0.01%       11.200          359       100.00         600
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633


                                                                              53
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
MAXIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
10.500 -10.999                                  1      198,437.56       0.06%        4.950          358        58.82         751
11.000 -11.499                                 10    1,945,627.76       0.62%        5.625          359        75.67         664
11.500 -11.999                                 93   21,890,871.49       6.94%        5.836          358        83.71         671
12.000 -12.499                                141   36,453,928.31      11.56%        6.293          358        82.76         646
12.500 -12.999                                303   64,132,350.91      20.34%        6.763          358        84.24         640
13.000 -13.499                                240   45,751,198.64      14.51%        6.994          358        84.46         629
13.500 -13.999                                397   68,153,951.51      21.61%        7.275          358        85.55         630
14.000 -14.499                                184   30,533,792.80       9.68%        7.633          359        84.38         628
14.500 -14.999                                139   19,745,974.65       6.26%        8.184          358        86.91         612
15.000 -15.499                                 67    9,779,045.77       3.10%        8.562          358        85.76         598
15.500 -15.999                                 57    7,922,708.60       2.51%        8.613          359        82.29         601
16.000 -16.499                                 15    1,533,682.19       0.49%        9.268          359        84.98         602
16.500 -16.999                                 13    3,865,121.44       1.23%        7.088          358        76.23         606
17.000 -17.499                                  4      983,832.41       0.31%        7.508          359        67.54         569
17.500 -17.999                                  6    1,647,602.51       0.52%        7.788          358        76.37         609
18.500 -18.999                                  1      474,712.24       0.15%        8.500          359        89.62         578
19.000 -19.499                                  1      202,289.23       0.06%        9.250          358        75.00         527
19.500 -19.999                                  1      134,520.88       0.04%        9.700          355        90.00         619
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
1.000                                          12    1,247,404.57       0.40%        8.176          357        90.38         644
1.500                                           5    1,155,490.00       0.37%        7.214          359        86.47         674
3.000                                       1,656  312,946,754.33      99.24%        7.080          358        84.24         633
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633



                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                           CURRENT     PCT BY     AVERAGE       STATED       AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR       GROSS    REMAINING      COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS          BALANCE   PRIN BAL      COUPON         TERM      ORIG LTV        FICO
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
1.000                                       1,631  304,745,747.02      96.64%        7.101          358        84.35         632
1.500                                          38    9,815,001.84       3.11%        6.599          359        82.84         657
2.000                                           4      788,900.04       0.25%        7.005          350        71.34         581
----------------------------------------- -------- --------------- ----------- ------------ ------------ ------------ -----------
TOTAL                                       1,673  315,349,648.90     100.00%        7.085          358        84.27         633






                                                                              54
RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY